Listing Report:Supplement No. 14 dated Jul 27, 2009 to Prospectus dated Jul 13, 2009
File pursuant to Rule 424(b)(3)
Registration Statement No. 333-147019
Prosper Marketplace, Inc.
Borrower Payment Dependent Notes
This Listing Report supplements the prospectus dated Jul 13, 2009 and provides information about each loan request (referred to as a "listing") and series of Borrower Payment Dependent Notes (the "Notes") we are currently offering. Prospective investors should read this Listing Report supplement together with the prospectus dated Jul 13, 2009 to understand the terms and conditions of the Notes and how they are offered, as well as the risks of investing in Notes.
The following series of Notes are currently being offered:
Borrower Payment Dependent Notes Series 345415
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1990	Debt/Income ratio:	84%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	0y 6m
Amount delinquent:	$0	Revolving credit balance:	$45,220	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	90%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	flyneagle	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Hi, The reason I'm requesting this loan is to pay off some high interest credit cards that keep rising in interest.
I'm 42 years old married with two teenage boys. I'm a Veteran of Operation Dessert Storm and have been a Truck Driver for 17 years.
I was working a local driving job for years when after being laid off the last two winters I was forced to go back over the road to profide for the well being off my family. I'm making around 4 thousand a month but with the high interest credit cards seems to be no end in site. I would like to send my kids to collage but the hope of that seems impossable the way the interest rates on these thing keep rising. Any help would be appricated.

                                                                                                                                                                      Thank You
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 352431
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Sep-1998	Debt/Income ratio:	14%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	28	Length of status:	0y 3m
Amount delinquent:	$131	Revolving credit balance:	$1,996	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	99%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3

Screen name:	MikeHartman	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,250.00	< mo. late:	0 ( 0% )	660-680 (Jun-2006) 660-680 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
REPLACING HEAT PUMP
I'm looking to replace our very old (and almost non-functioning) heat pump. I have only a top-bounds estimate of what that will cost because I can't shop around for the best offer without the leverage of cash in hand. Also, I've seen some great deals with the potential for significant savings, but only for upfront payments of the full amount - financing via the installer would be much more expensive. I've estimated high but I plan to use any leftover funds to improve our home's energy efficiency and weatherproofing to get the most mileage out of the investment.

I just started a new job that involved a raise of almost 30% and my expenses have dropped, if anything. So I know I could save enough to finance this directly before winter. However, my wife is expecting and the heat in the house has been getting worse every summer - I really don't want to put her through that again in her current condition.

I anticipate no issue with the monthly payments - I'm already running on a monthly budgetary surplus of at least 1k. My credit history has been shaky in the past, but my income has caught up with and exceeded my expenses. I've cleared off most of my debt this year, aside from long-term obligations like the mortgage and student loans. My record is improving dramatically over time and will continue to do so.

Please help me keep my wife cool this summer - she has enough to deal with as it is.

Monthly net income: $ ~7400 (my income + my wife's, since these expenses are all shared between us)

Monthly expenses: $
  Housing: $ 2000
  Insurance: $ 200
  Car expenses: $ 500
  Utilities: $ 275
  Phone, cable, internet: $ 250
  Food, entertainment: $ 1000
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 200
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 416905
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$557.45

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 5m
Amount delinquent:	$0	Revolving credit balance:	$62,789	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	rate-sceptre	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
EXPANSION OF BUSINESS
Purpose of loan:
This loan will be used to finance the upgrade of equipment used to produce virgin coconut oil and its derivative products.

My financial situation:
I am a good candidate for this loan because I automatically pay all my bills through my bank.  I make sure that my bank is funded and normally check my obligations and reminds myself electronically of upcoming payment.

Monthly net income: $ 8700

Monthly expenses: $
  Housing: $ 1500
  Insurance: $ 350
  Car expenses: $ 300 (Car fully paid/Expense from maintenance and repairs)
  Utilities: $ inclusive of rent
  Phone, cable, internet: $ 100
  Food, entertainment: $ 500
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 1500
  Other expenses: $ 250 (Automatic Investment)
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 417249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$725.76

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1990	Debt/Income ratio:	26%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	13y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,931	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	43%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	impressive-hope	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to consolidate credit card debt.  I put my oldest daughter through college and I also bought a house in May 2009.  These events caused me to accrue higher than usual balances on my credit cards.  These particular cards have high interest rates on them.  I am hoping to secure a loan through Prosper so I can pay off all of these cards and be debt free, other than my house payment, within three years.

My financial situation:
I am a good candidate for this loan because I have great work and residential stability.  I resided in my previous home for twenty-two years and kept an excellent payment history with my mortgage lender.  I have also be gainfully employed with the United States Postal Service for the past thirteen years.  I have never been in collections with any creditor.  I also have an excellent payment history with all creditors/lenders.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 417733
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Dec-1982	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 6	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	35	Length of status:	3y 9m
Amount delinquent:	$26,097	Revolving credit balance:	$7,689	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	12	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	TxBodyguard	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF HIGH INTEREST CREDIT CARD
Purpose of loan:
This loan will be used to?payoff high interest credit card account.
My financial situation:
I am a good candidate for this loan because?it will be an easy loan to payoff.

Monthly net income: $ 5000

Monthly expenses: $
  Housing: $ 1100
  Insurance: $ 120
  Car expenses: $ 75
  Utilities: $ 200
  Phone, cable, internet: $ 200
  Food, entertainment: $ 400
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 600
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 417941
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$290.30

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1997	Debt/Income ratio:	33%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	8y 8m
Amount delinquent:	$0	Revolving credit balance:	$25,786	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	3

Screen name:	RatRaceChamp	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FILLING THE DEBT HOLE
Purpose of loan:
This loan will be used to?pay off higher interest debt.  A card that is 19% right now and I plan to use this loan to pay off a card that has a good balance transfer option avaliable right now so that I can in turn transfer another card over to it.  This will result in us closing the second card, its still new and won't be needed or a temptation for further debt.

My financial situation:
I am a good candidate for this loan because? My wife and I are trying to do everything in our power to get out of debt before my 9-month little girl starts school.  We realize how and why we have accumulated this debt and are taking major steps to eliminate the debt cycle we have fallen into.  We are not struggling to pay our debt but are rather trying to curb c/c debt all together.

Monthly net income: $ Between my wife and I we make $92,000.00 a year

Monthly expenses: $
  Housing: $ 1812
  Insurance: $ 245
  Car expenses: $ 1133
  Utilities: $ 200
  Phone, cable, internet: $ 130
  Food, entertainment: $ 400
  Clothing, household expenses $ 300
  Credit cards and other loans: $ 400
  Other expenses: $ 300
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 417981
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2006	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$907	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	47%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	wise-purposeful-money	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING FOR GRAD SCHOOL PH.D.
Purpose of loan:
This loan will be used to pay the initial costs of beginning my graduate education.  I am starting a Ph.D. program and need the money to help my move.

My financial situation:
I am a good candidate for this loan because I have already been secured financial aid and fellowships and simply need this small loan to cover books, rent and food until my financial aid is disbursed in September 2009.  I will be able to pay back the loan before the end of the 2009-2010 school year, with interest.  This will be a very short term loan.

Monthly net income: $
2000.00

Monthly expenses: $
  Housing: $ 750.00
  Car expenses: $ 0.00
  Utilities: $ 25.00
  Credit cards : $ 30.00

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 417987
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.50%	Starting borrower rate/APR:	33.50% / 35.93%	Starting monthly payment:	$221.96

Auction yield range:	17.27% - 32.50%	Estimated loss impact:	19.91%
Lender servicing fee:	1.00%	Estimated return:	12.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1987	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	0 / 0	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	2	Length of status:	0y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	green-gourd	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
OPEN A PRODUCE STAND W/ FUN EXTRAS
Purpose of loan:
This loan will be used to open a produce stand on a main road in a medium sized town.  We will be buying produce by the case at wholesale market prices from the farmer's market and selling below supermarket prices, thereby guaranteeing fresh produce at reasonable prices.  Our prices will be sufficient to show a profit, but low enough to draw customers.  We will also be selling snow-cones, fresh baked goods, boiled peanuts, duck eggs from our own flock of ducks, oven ready ducks (also from our flock) and inspirational plaques made by one of the proprietors.  Our available products will increase as we establish our business.  On Sunday mornings the building will be used as a chapel.  One proprietor is a minister.

My financial situation:
We are good candidates for this loan because we have a 5 bedroom/3 bathroom doublewide home (year 2000) situated on 2 acres of rural property with no deed restrictions to use as collateral.  This can be substantiated by the borrowers.  This parcel and the accompanying double wide home is paid in full. The proprietors had another business in this same town until the end of 2008.  We have a good reputation with the people in this town and know we would be able to make this a profitable business.  Our chosen location was originally a produce stand many years ago and several locals have told us of their sentimental memories of going to "the fruit stand" as children. This business will be well received by the locals and possibly by some passing through.

income: $ 1392.00

Monthly expenses: $1293.00
  Housing: $0
  Insurance: $ 79.00
  Car expenses: $ 100.00
  Utilities: $ 226.00
  Phone, cable, internet: $ 48.00
  Food, entertainment: $700.00
  Clothing, household expenses $60.00
  Credit cards and other loans: $0
  Other expenses: $80.00 (Duck food)
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418005
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,700.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$122.14

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Sep-1998	Debt/Income ratio:	32%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	25 / 24	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,743	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	42%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5

Screen name:	a_touchof_class	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	33 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,050.00	< mo. late:	0 ( 0% )	600-620 (Oct-2006)
Principal balance:	$354.66	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
&QUOT;PAYING FOR COLLEGE&QUOT;
I have stability.  I have worked for the same company and lived in the same apartment for over 8 years.  Although I've had issues before, i am making steps in the right direction.  I am attending the school to obtain my degree in Nursing.  Once I complete my degree I plan to be a traveling nurse.  I maintain a 3.5 GPA while taking full time courses and maintaining a full time job as well.  I am seeking some financial assistance so that I can attend school this semester.  I have about 27 credit hours left.  I'm keeping my eyes on the prize.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418017
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$520.29

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	30%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$18,270	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	a-encouraging-generosity	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GOING TO PAY OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to pay off my credit cards, and get my finances under control.

My financial situation:
I am a good candidate for this loan because I am currently employed at a business that is doing well.  I haven't missed a credit card payment in quite awhile.  I am capable of payng the debt I owe, just not as fast as I would like.  I am trying to get a lower interest rate, so more of my monthly payment will go towards to the principle.

Monthly net income: $ 2400

Monthly expenses: $
  Housing: $ 555
  Insurance: $ 150
  Car expenses: $ 100
  Utilities: $ 75
  Phone, cable, internet: $ 30
  Food, entertainment: $ 300
  Clothing, household expenses $
  Credit cards and other loans: $ 800
  Other expenses: $ 300
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418023
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,350.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$106.30

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-2008	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	3y 2m
Amount delinquent:	$0	Revolving credit balance:	$526	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	10%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4

Screen name:	lean-contract	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SINGLE MOM NEEDING COLLEGE FUNDS
Purpose of loan:
This loan will be used to pay for college.  I am a single young mom trying to better the future for not only myself, but for my 13 month old son as well.  On top of all of the bills I pay, college has been a struggle for me.  So far I have been able to make ends meet, I just need a little extra help this fall.  I believe for my age I have fairly good credit, the problem is I do not have enough credit history and that has been making it difficult for me to receive a loan anywhere else.  That is when my mom told me about this website and I really hope this works because I am really in need.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time and will easily be able to pay off this loan.  I really need this loan and hope, although I am young, lenders trust that I WILL pay the money back.  In January I will be getting enough taxes to steadily pay off the loan amount.

Monthly net income: $ 1,600.00

Monthly expenses: $
  Housing: $ 100.00
  Utilities: $ 60.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 50.00
  Credit cards and other loans: $ 350.00
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418039
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	23.50%	Starting borrower rate/APR:	24.50% / 26.80%	Starting monthly payment:	$296.22

Auction yield range:	17.27% - 23.50%	Estimated loss impact:	26.35%
Lender servicing fee:	1.00%	Estimated return:	-2.85%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1999	Debt/Income ratio:	22%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$7,904	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1

Screen name:	skinnyguy24	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	30 ( 100% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	640-660 (Oct-2008) 600-620 (Jan-2008) 640-660 (Aug-2006) 620-640 (Jun-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	30
Description
PAYOFF DEBT TO BUY HOUSE
Purpose of loan:
This loan will be used to? payoff my debt and save enough money to buy a house within two years. This is a birthday present my 6 year asked for last week.

My financial situation:
I am a good candidate for this loan because? I pay on time and i paid off my previous loan from Prosper One year early. My wife also works as she helps with the groceries and insurance payments of the car.

Monthly net income: $ 1652

Monthly expenses: $
  Housing: $ 580
  Insurance: $ 100
  Car expenses: $
  Utilities: $ 26
  Phone, cable, internet: $ 94
  Food, entertainment: $ 150
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 200
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418053
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	21.01%
Lender servicing fee:	1.00%	Estimated return:	12.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jun-1999	Debt/Income ratio:	37%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	2y 10m
Amount delinquent:	$0	Revolving credit balance:	$5,245	Occupation:	Student - College G...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	librarian78	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	34 ( 100% )	600-620 (Latest)
Principal borrowed:	$3,850.00	< mo. late:	0 ( 0% )	600-620 (May-2008) 520-540 (Dec-2006)
Principal balance:	$886.26	1+ mo. late:	0 ( 0% )
Total payments billed:	34
Description
3RD PROSPER LOAN - NO LATE PAYMENTS
I am a newly graduated library science student living in the Bay Area, CA. After 2.5 years of hard work, I have completed the coursework to earn my Master's degree, and am excited to start my career as a librarian.

I am hoping to secure a loan to pay for basic living expenses as I search for a full-time career position. During my job hunt, I will earn income through temp work and waitressing, which will allow me to make monthly loan payments. In addition, my boyfriend and I plan to move to a lower-rent apartment this summer, and the loan would help facilitate that move (i.e., security deposit and truck rental).

I have been a member of Prosper since December 2006, and have received two loans: One paid off in full ($2,550) and one active ($1,300). I have made a total of 34 loan payments, and every payment has been on time and in-full. My experience with Prosper and its lenders has been wonderful. During the processes of getting my first two loans funded, I was impressed by the kind support and encouragement of the Prosper community.

Years of working for non-profit organizations and supporting myself through school have left me with some large debts, hence my HR rating. However, I am very responsible about paying my debts on time and pride myself on being a responsible borrower. Please feel free to ask me any questions or request more information. Thank you for looking at my listing!
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418057
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jun-1989	Debt/Income ratio:	15%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	3	Total credit lines:	46	Length of status:	9y 1m
Amount delinquent:	$11,359	Revolving credit balance:	$0	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	38	Homeownership:	Yes
Inquiries last 6m:	3

Screen name:	ZANTHONYS_MOM	Borrower's state:	Missouri	Borrower's group:	Debt Consolidators
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF FINAL CREDIT CARD
Purpose of loan:
My financial situation:
1.  I would use a new Prosper loan to pay off my last credit card (29% interest), obtain a lower monthly payment, and save money.  I would have it taken directly out of my account on said date each month.
2.  It would help me to rebuild my credit to a higher score.
3.  I would prefer providing a nice rate of return to Prosper investors than to credit card/loan companies and subsequently establish myself as a quality Prosper borrower.  I am worthy of the loan because even though I had some trouble over the last couple of years with medical expenses, etc., I never considered bankruptcy, and never gave up.  I have become very frugal with household expenses, reduced my child care costs, etc. to save money each month.  I believe that I have worked for too many years to establish a solid credit history to turn back now.  I am committed to fulfulling all of my financial obligations and getting my credit rating back to what it ws before my troubles started.  I recently received a promotion which generated a significant salary increase and I believe that I am on my way.
4.  I would like to be a quality borrower and when I am able, I would like to become a lender and take advantage of these fantastic rates of return myself.

Monthly net income: $ 4283.00

Monthly expenses: $
 Housing: $ 1190.74    Insurance: $  140.00 Utilities:
 Phone, cable, internet: $ 0.00 included in above utilities
 Food, entertainment: $ 250.00
 Clothing, household expenses $ 250.00
 Other expenses: $ 417.00 car
I would like to pay off my last credit card $4321 with a Prosper loan.  The current payment is $272.  I have a portion of it now.  I would like to borrow the difference to pay off this month instead of over the next several months.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418059
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,400.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.04%	Starting borrower rate/APR:	26.04% / 28.81%	Starting monthly payment:	$56.44

Auction yield range:	11.27% - 25.04%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jul-2000	Debt/Income ratio:	51%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	9y 7m
Amount delinquent:	$0	Revolving credit balance:	$5,498	Occupation:	Laborer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	92%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	aschac05	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	660-680 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2009) 640-660 (Jul-2008) 640-660 (Jun-2008)
Principal balance:	$1,469.31	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
PROSPER PEOPLE HELPING PEOPLE?
Purpose of loan:
This loan will be used to?
Pay off 2 walmart cc
My financial situation:
I am a good candidate for this loan because?
I currently have a prosper loan and have not defaulted.
Monthly net income: $ 2100

Monthly expenses: $
  Housing: $ 300 Live with mom
  Insurance: $ 140
  Car expenses: $ 225
  Utilities: $ 0
  Phone, cable, internet: $ 140
  Food, entertainment: $ 400
  Clothing, household expenses $ 0
  Credit cards and other loans: $ 600
  Other expenses: $ 0
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418061
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,725.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.00%	Starting borrower rate/APR:	28.00% / 30.35%	Starting monthly payment:	$360.90

Auction yield range:	17.27% - 27.00%	Estimated loss impact:	26.57%
Lender servicing fee:	1.00%	Estimated return:	0.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Mar-1998	Debt/Income ratio:	32%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	31	Length of status:	1y 11m
Amount delinquent:	$16,209	Revolving credit balance:	$4,371	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	62%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	23	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	cwiley23	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	600-620 (Latest)
Principal borrowed:	$12,000.00	< mo. late:	0 ( 0% )	520-540 (Feb-2007) 480-500 (Dec-2006)
Principal balance:	$1,797.50	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
INVESTMENT PROPERTY
I will be using the Prosper loan for debt consolidation.  I have hit some bumps in the road, but I'm taking back control of my finances instead of letting them control me!

EXPLANATION OF BAD CREDIT:  I have 4 delinquencies on my credit report.  A huge mistake letting a friend get a house in my name and she was not able to make the payments.  The house went into foreclosure.  The bank sold the property and we have an agreement that she will be paying the difference of the balance from the sale.   Another is a credit card that is currently being disputed.  Most of the delinquencies are from the foreclosure as each month the payments were late it reflected on my credit report.

I have previously had a prosper loan for $12,000 which will be paid in full and in good standing on Dec. of this year.  I believe this community is a great way to help others reach their financial goals.  I hope someday in the future I will be able to repay the favor to others that the investors on this site have done for me.

Here is a break down of the current loans I have that will paid off with my Prosper loan.
Car Loan:  4,400
Care Credit Card: 3,000
Target Visa: 800
HSBC:  300
Prosper Closing Fee: $225
Total:  8,725

Here is my monthly income:
Net Income after deductions: $4,300
1) ISD teaching:  $3,500
2) Avon Sales Income:  $800

Fiance's Income(mechanic/ former NFL player):  $2,500
Total monthly Income:  $6,800

Current Monthly Budget:
1)Rent :  $500
2) Car: $300
3)Car Insurance $150
4) Groceries: $200
5)Phone:  $100
6)Electricity & Water:  $130
7)Gas:  $90
8)Cable/Internet: $90
9)Credit Cards:  $175
10) Student Loan: $100
11)Clothing, Miscellaneous Expenses:  $75

Total Expenses:  $1,910
Net monthly available cash after expenses is $2,390.
After receiving the Prosper loan I will be adding about a $500/mo. payment to my budget and removing some of the other smaller payments.

My new budget will be as follows:
1)Rent :  $500
2) Prosper Loan: $500
3)Car Insurance $150
4) Groceries: $200
5)Phone:  $100
6)Electricity & Water:  $130
7)Gas:  $90
8)Cable/Internet: $90
9)Clothing, Miscellaneous Expenses:  $75

Total Expenses:  $1,835
Net monthly available cash after expenses $2,465
If there are any questions, please ask.  Thanks in advanced!
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418065
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,308.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	15.47%	Starting borrower rate/APR:	16.47% / 18.66%	Starting monthly payment:	$81.68

Auction yield range:	4.27% - 15.47%	Estimated loss impact:	2.16%
Lender servicing fee:	1.00%	Estimated return:	13.31%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Oct-1995	Debt/Income ratio:	5%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	26	Length of status:	0y 0m
Amount delinquent:	$1,100	Revolving credit balance:	$7,814	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4

Screen name:	mk408	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	21 ( 100% )	780-800 (Latest)
Principal borrowed:	$8,989.00	< mo. late:	0 ( 0% )	800-820 (Apr-2008) 800-820 (Sep-2007)
Principal balance:	$2,423.89	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
BLENDING
I've got a F&F loan I'd like to take the cash out of, and mostly to test out the new lender interface.

My financial situation:
I have an excellent credit rating, and with good reason. I know how to be frugal, and I am diligent in my personal accounting and payments. I pay my credit cards in full. I have a substantial savings, in liquid accounts, retirement accounts, automobiles, and my primary residence.

DQs are bogus, which I'm contesting. (1 is a county trying to extort money with a red light camera. The other is Verizon, who can't do, let alone provide, proper accounting to save their lives.)

Monthly net income: $ 8050

Monthly expenses: $ 6430
  Housing (mortgage, prop tax, less deductible portion): $ 3100
  Insurance: $ 550
  Car expenses: $ 1100
  Utilities: $ 100
  Phone, cable, internet: $ 175
  Food, entertainment: $ 690
  Clothing, household expenses $ 180
  Credit cards and other loans: $ 160
  Other expenses: $ 275
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418067
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.74%	Starting monthly payment:	$59.77

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1996	Debt/Income ratio:	2%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	4	Length of status:	4y 11m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	dough-formula	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
UTILITY AND MEDICAL BILLS
Purpose of loan:
This loan will be used to restore gas into my home. It was shut off two months ago and the company has refused any payment plan other than payment in full of past due balance along with a reconnection fee and a deposit. In addition to this I incurred medical bills that rapidly came due along with copays for medication. I look a lot like you, we could pass in the hall at work and you would not know I am in dire straights. I wake up and drive to my sister's house to shower for work since I have no hot water. I am fortunate it is summer so I can grill food to eat and use my coffee maker to make hot water for washing up at night.

My financial situation:
I am a good candidate for this loan because I am a responsible person who simply had too many emergencies at one time. I have a professional job in the medical field with no threat of layoffs. I have taken pride in being a home owner with no credit card debt. This is because I have no credit cards and now see they are part of a responsible financial plan.

Monthly net income: $ 4,300

Monthly expenses: $
  Housing: $ 1090
  Insurance: $ 150
  Car expenses: $ 260
  Utilities: $ 175
  Phone, cable, internet: $ 150
  Food, entertainment: $ 300
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 50
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418069
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	19.05%	Starting borrower rate/APR:	20.05% / 22.29%	Starting monthly payment:	$278.92

Auction yield range:	8.27% - 19.05%	Estimated loss impact:	6.94%
Lender servicing fee:	1.00%	Estimated return:	12.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1993	Debt/Income ratio:	21%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$95,463	Occupation:	Executive
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	86%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	gold-professor	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GETTING RID OF THE BANK!
Purpose of loan:
This loan will be used to consolidate credit cards that are at a much higher rate (hopefully).  I am working on the "Dave Ramsey" plan but I need to free up some room in my budget, so this is a good start by lowering a payment or two.  I plan on being completely debt free in the next 36 months, will you help me and my family and pick up some interest for yourself in the process?

My financial situation:
Good.  I have no problem paying bills and keeping everything ahead of schedule.  I am looking to close some more credit cards with this loan.

I am a good candidate because:
I am a good candidate for this loan because I have stable employment with more than average income that is verifiable.  I have a great repayment history with no late payments, EVER.  My current score is based solely on open lines of credit with respect to their balances.  I am getting rid of them.

Monthly net income: $6,000

Monthly expenses: $4000
  Housing: $1500
  Insurance: $135
  Car expenses: $522
  Utilities: $300
  Phone, cable, internet: $100
  Food, entertainment: $400
  Clothing, household expenses $100
  Credit cards and other loans: $1000
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418071
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	18.18%	Starting borrower rate/APR:	19.18% / 21.41%	Starting monthly payment:	$275.60

Auction yield range:	17.27% - 18.18%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	-1.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1988	Debt/Income ratio:	25%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$6,419	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	2	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	Golfman1206	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Feb-2008)
Principal balance:	$2,939.51	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
WORTH IT ALL
Purpose of loan:
This loan will be used to consolidate debt.

My financial situation:
I am a good candidate for this loan because? I pay all my bills on time as reflected in my credit information you are able to view.  There is one public record, which is a bankruptcy that was discharged August 2006.  The decision to file the bankruptcy was very difficult one to make as at the time my credit had no flaws whatsoever.  However, I had to consider not only myself but two very special people in my life....my wife and the child that we started caring for overnight about a year before the bankruptcy was filed.  We had been married for a very short time when this situation faced us.  While we were able to pay all our bills, in order to secure this childs future, the expenses were adding up monthly.  I didn't want to take on a loan that I wasn't sure we would be able to pay due to the ongoing and unexpected expenses.  Therefore, I made the decision to file the bankruptcy.  The adoption was final last August and we are a very happy family and can say the biggest blessing in our lives so far.  We have been able to save money for unexpected situations that may come up in the future.

Update:  We are still working on the expenses of the adoption and would like to consolidate debt into one payment (including the current loan I have with Prosper)

While I know this loan will be my responsiblity I would like to say that my wife enjoys a very sucessful carrer with a modest income that helps with household expenses and childcare.

Monthly net income: $ 2800.00 (average)
Monthly expenses: $ 1840.00
  Housing: $ 616.00
  Insurance: $ 74.00
  Car expenses: $ 450.00
  Utilities: $ 270.00
  Phone, cable, internet: $ 154.00
  Food, entertainment: $ Wifes income handles
  Clothing, household expenses $ My wife handles.
  Credit cards and other loans: $ 485.00 (includes current Prosper loan andl will be paid off with this load).
  Other expenses: $ Wife's income handles
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418073
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	30.48%	Starting borrower rate/APR:	31.48% / 33.88%	Starting monthly payment:	$519.20

Auction yield range:	14.27% - 30.48%	Estimated loss impact:	15.40%
Lender servicing fee:	1.00%	Estimated return:	15.08%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-1988	Debt/Income ratio:	27%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	17 / 14	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	20y 0m
Amount delinquent:	$0	Revolving credit balance:	$75,230	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	nmoonwalks	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	13 ( 100% )	680-700 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
HELPING OUT FAMILY
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? Last year I needed a Loan for my Buisness and within 1 year I paid our loan off. I thought all was good until I lost a family member. I paid for alot of the expense but I put it on my credit card now I would like to get a lower rate so I can pay it off faster. I am a police officer for 20 years and my buisness is starting to grow. I just need alittle help getting over this hump. Thanks for any and all of your help.

Monthly net income: $ 7000

Monthly expenses: $
  Housing: $ 1800
  Insurance: $ 125
  Car expenses: $ 225
  Utilities: $ 250
  Phone, cable, internet: $ 150
  Food, entertainment: $ 200
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 600
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418075
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2000	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$4,588	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	59%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	interest-sunshine4	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELP ME CONSOLIDATE
Purpose of loan:
This loan will be used to consolidate credit card debt of 3000 and pay off a motorcycle loan of 6000.

My financial situation:
I am a good candidate for this loan because i have never been late on any payments to any accounts i currently have or have had in the past.  Once this loan is funded i will pay off the credit cards and motorcycle. At which time once i have title for motorcycle, it will be sold and money repaid toward loan.

My Income is currently low as i am a student and i work part time.

My fiancee currently makes 80K+ a year and has done so for the past 2.5years , but due to us not being married yet, i cannot count that income as my own but  He pays all the bills with his money so that i can focus on my second college degree.

Monthly net income: $ 2000

Monthly expenses: $ 1250
  Housing: $ 400
  Insurance: $ 50
  Car expenses: $ 50
  Utilities: $ 60
  Phone, cable, internet: $ 60
  Food, entertainment: $ 200
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 400
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418077
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1997	Debt/Income ratio:	36%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	7	Length of status:	9y 0m
Amount delinquent:	$150	Revolving credit balance:	$68	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	2%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	vigilance-investor	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NEED CAR
Purpose of loan:
This loan will be used to? buy a car.

My financial situation:
I am a good candidate for this loan because? I am stable, I have the same routine daily, and I manage what little money I have. I currently live with my son and have no other bills other than my cell phone.  I recently bought a new car and do not want to have the large payments so my son said he would take over.  at my current age I need to save more money.

Monthly net income: $ 1600.00

Monthly expenses: $
  Housing: $ 0.00
  Insurance: $ 48
  Car expenses: $
  Utilities: $ 0.00
  Phone, cable, internet: $ 50.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418079
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$119.55

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1993	Debt/Income ratio:	38%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	23 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	17y 1m
Amount delinquent:	$0	Revolving credit balance:	$18,472	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	social-investor	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	11 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	660-680 (Aug-2008)
Principal balance:	$5,146.55	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
PAYING OFF CREDIT CARD
I'm paying off a high interest credit card. I'm Active Duty Airforce and have been in the service for 17 years. I want to stop paying these outragous intrest rates banks are charging now days. I plan on paying about 350 a month. I am married as well and we manage our money very well, but it's time to get ahead and think about the future.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418081
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$549.84

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	19.00%
Lender servicing fee:	1.00%	Estimated return:	-1.00%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1993	Debt/Income ratio:	28%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	11y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,005	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	evmeta	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	700-720 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	700-720 (Jun-2008) 700-720 (Apr-2008)
Principal balance:	$1,410.90	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
CONSOLIDATION
Purpose of loan:
This loan will be used to consolidate high interest credit cards.

My financial situation:
I am a good candidate for this loan because I pay all my bills on time and if someone borrowed money from me I would want them to do the same.

Monthly net income: $ 3092

Monthly expenses: $ 2506
  Housing: $ 2141
  Insurance: paid for year
  Car expenses: $ 65 prosper loan
  Utilities: $ 0
  Phone, cable, internet: $ 0
  Food, entertainment: $ 0
  Clothing, household expenses $ 0
  Credit cards and other loans: $ 300
  Other expenses: $ 0
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418083
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$725.76

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	35.45%
Lender servicing fee:	1.00%	Estimated return:	-18.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1994	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Self-employed
Now delinquent:	1	Total credit lines:	23	Length of status:	14y 6m
Amount delinquent:	$1,107	Revolving credit balance:	$6,811	Occupation:	Construction
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	37%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	birdwhoppie	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF HIGH INTEREST CREDIT CARDS
Purpose of loan:
This loan will be used to?
Pay off high interest credit cards and get rid of them forever!!
My financial situation:
I am a good candidate for this loan because?
I have owned my own construction business for 15 years that has earned a very good reputation because of our honesty, integrity and always fullfilling our promises
Monthly net income: $ 16,600

Monthly expenses: $
  Housing: $ 2600
  Insurance: $ 90
  Car expenses: $ 580
  Utilities: $ 250
  Phone, cable, internet: $ 120
  Food, entertainment: $ 300
  Clothing, household expenses $ 300
  Credit cards and other loans: $ 2200
  Other expenses: $ 2000
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418087
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1988	Debt/Income ratio:	21%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	44	Length of status:	4y 0m
Amount delinquent:	$0	Revolving credit balance:	$23,035	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	86%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	36	Homeownership:	Yes
Inquiries last 6m:	4

Screen name:	dinero-vault1	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
START A BUSINESS
Purpose of loan:
This loan will be used to? start a business

My financial situation:
I am a good candidate for this loan because?i am going to make money and pay off the loan as quickly as possible

Monthly net income: $3000

Monthly expenses: $
  Housing: $ 1130
  Insurance: $
  Car expenses: $
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $150
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418091
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$743.27

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	26.06%
Lender servicing fee:	1.00%	Estimated return:	-7.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Aug-1986	Debt/Income ratio:	55%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	0y 8m
Amount delinquent:	$0	Revolving credit balance:	$649	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	83%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	dixie-doo	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CAR &AMP; HIGH INT. LOANS
Purpose of loan:
This loan will be used to pay off my car loan which was obtained with a high interest rate as well as 2 very high interest, payday like loans. After my divorce I resorted to bankruptcy to help me make a fresh start. Subsequently, the only loans I was able to get were high interest ones. I needed a car for work so I purchased a new one. That way dependability wouldn't be an issue. But the interest rate was high. As of today, my car loan balance is $15446 (payment $542.37/month.) At the time, all 3 of my children were in college and I was unable to get Parents Plus loans to help them because of the bankruptcy. I resorted to 2 high interest loans for that. These 2 loans especially have really been dragging me down. With interest rates of 96% the balances never seem to go down. The first loan with Brookwood Lending still has a balance of $1338.66 (payment $237.44/month.) The second loan is with Cash Call and still has a balance of $1966.88 (payment 216.55/month.) I really need to get rid of these 3 debts. A Prosper loan will save me at least $200 monthly and stop the cycle of balances that never go down. I do not intend to pay off my Prosper loan early.

My financial situation:
I am a good candidate for this loan because I always pay my bills on time. This and I have very good job security. I am a nurse and have worked continuously in this occupation since graduating from nursing school in 1988. Unfortunately Prosper only allows the inclusion of one job in it's listing however I have 2. It is true that I have only been with my current primary employer for 8 months but I have been working part time at another institution for 9 years. My previous primary employer was a travel nurse company. I was with them for 3 years. When I decided to stop doing travel nursing I was hired by my current full time employer. As a nurse, the opportunities are many and with the nursing shortage projected to get worse, I will never be unemployed.

Monthly net income: $33000

Monthly expenses:
  Housing: $700
  Insurance: $300 (auto and health)
  Car expenses: $200 (this includes tolls and gas for work)
  Utilities: $200
  Phone, cable, internet: $250
  Food, entertainment: $300
  Clothing, household expenses $150
  Credit cards and other loans: $1106.36 (includes car loan, 1 credit card and the 2 high interest loans)
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418099
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$678.54

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1995	Debt/Income ratio:	36%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$20,694	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	peaceful-return4	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to pay off very high interest credit cards.

My financial situation:
I am a good candidate for this loan because I pay all my loans and credit cards now, on time. Karma has gathered very positive information of my creditworthiness. I respect the privilege of being given loans/credit. I know that since I pay these high interest cards and minimal amounts go toward the principal and won't amortize for 10-15 years, I will have no problem paying a loan that actually closes out in 36 months.

Monthly net income: $4920.00

Monthly expenses: $4249.00
??Housing: $1809.23
??Insurance: $150.00
??Car expenses: $344.69
??Utilities: $328.73
??Phone, cable, internet: $217.83
??Food, entertainment: $300.00
??Clothing, household expenses $200.00
??Credit cards and other loans: $900.00
??Other expenses: $100.00
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418103
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,900.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$221.66

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Apr-1985	Debt/Income ratio:	3%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	23y 5m
Amount delinquent:	$0	Revolving credit balance:	$2,350	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	81%	Stated income:	$100,000+
Delinquencies in last 7y:	10	Homeownership:	No
Inquiries last 6m:	1

Screen name:	bta6518	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	3 ( 38% )	600-620 (Latest)
Principal borrowed:	$1,800.00	< mo. late:	5 ( 63% )	620-640 (May-2009) 540-560 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
HOME IMPROVEMENT - PLEASE READ!
Purpose of loan:
This loan will be used to?   My fiance and I bought a new house back in 2007 and we need to finish the backyard!  The yard is about 1/2 acre.  I paid off my first loan with Prosper within a year.  This will be my second loan. My total outstanding debt is about $2,500 and my fiance debt only includes the home (I am not on the loan).    I work for Boeing as a Project Manager leading a software program working on the 787.

Monthly net income: $
5,000
Monthly expenses: $
  Housing: $ 1000.
  Insurance: $ 75
  Car expenses: $ 100
  Utilities: $ 100
  Phone, cable, internet: $ 75
  Food, entertainment: $ 300
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 150
  Other expenses: $ 500
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418111
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.56%	Starting monthly payment:	$72.38

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1997	Debt/Income ratio:	16%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	4y 7m
Amount delinquent:	$0	Revolving credit balance:	$15,046	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	2

Screen name:	Vanchelo	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	620-640 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	640-660 (Jun-2008)
Principal balance:	$4,888.19	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
PAYING DOWN CREDIT CARDS
Purpose of loan:
Pay down credit cards. I am currently going through a divorce and now an reliant on my income.  I want to pay down some credit cards so I can start building a buffer.  I have been very responsible and with the divorce I don't have the extra cash to pay them down immediately.  Things will improve after January, but until then I want to make sure I reduce some of my credit card debt.

My financial situation:
I am a good candidate for this loan because I already have a Prosper loan that will be paid off at least two months early because I have been paying ahead plus I plan to pay this one off early as well.  Going through a divorce so things are tight till the end of the year.  Unfortunately my credit score isn't the greatest from mistakes years ago, but I have been extremely responsible in the last 6 years paying my bills on time.

Monthly net income: $4000

Monthly expenses: $
  Housing: $ 1050
  Insurance: $ 90
  Car expenses: $465
  Utilities: $ 100
  Phone, cable, internet: $120
  Food, entertainment: $ 250
  Clothing, household expenses $30
  Credit cards and other loans: $ 400
  Other expenses: $ 0
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418115
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	May-1994	Debt/Income ratio:	41%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	62	Length of status:	22y 0m
Amount delinquent:	$0	Revolving credit balance:	$12,395	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	116%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	trentg44	Borrower's state:	SouthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to? payoff some credit cards

My financial situation:
I am a good candidate for this loan because? I am not delinquint on anything and i want to help my mother with some of her debt due to doctor bills from a brain tumor.

Monthly net income: $ 1800-2000

Monthly expenses:1400  Housing: $ 0 girlfriend covers mortage
  Insurance: $ 70.00
  Car expenses: $ 100.00 in gas and maintanance
  Utilities: $ 100 power bill
  Phone, cable, internet: $ 96.00 dish network

  Food, entertainment: $ 135.00 country club dues 250 in food
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 450
  Other expenses: $ 0
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418117
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$127.01

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1995	Debt/Income ratio:	24%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	51	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,828	Occupation:	Professor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	121%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	7

Screen name:	value-windmill	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PUTTING IN NEW FLOOR
Purpose of loan:
This loan will be used to? putting in new floor

My financial situation:
I am a good candidate for this loan because? because my new business is showing profits.

Monthly net income: $ 66,900.00

Monthly expenses: $
  Housing: $ 835.00
  Insurance: $ 275.00
  Car expenses: $ 398.00
  Utilities: $ 200.00
  Phone, cable, internet: $ 49.00
  Food, entertainment: $ 100.00  Clothing, household expenses $
  Credit cards and other loans: $ 150.00
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418121
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$290.30

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1999	Debt/Income ratio:	56%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	25 / 24	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$322	Occupation:	Student - College S...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	0

Screen name:	Freshwater21	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 94% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	1 ( 6% )	680-700 (Dec-2007) 700-720 (Oct-2007)
Principal balance:	$2,829.99	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
TIME TO CONSOLIDATE LOANS!
Purpose of loan:
This loan will be used to consolidate all my financial obligations into one low monthly payment.

My financial situation:
I am a good candidate for this loan because this is my second loan from prosper and I have kept up with all my payments on that loan. Now that I have graduated from college I want to tie up some loose ends in my finances so I can get ready to start my family with a clean slate.

Monthly net income: $ 2800

Monthly expenses: $ 1270
  Housing: $ 0
  Insurance: $ 50
  Car expenses: $ 40
  Utilities: $ 0
  Phone, cable, internet: $ 60
  Food, entertainment: $ 40
  Clothing, household expenses $ 40
  Credit cards and other loans: $ 1000
  Other expenses: $ 40
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418127
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	15.97%	Starting borrower rate/APR:	16.97% / 19.17%	Starting monthly payment:	$427.65

Auction yield range:	6.27% - 15.97%	Estimated loss impact:	5.28%
Lender servicing fee:	1.00%	Estimated return:	10.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-1994	Debt/Income ratio:	18%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$23,102	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	39%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	truth-prairie	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CREDIT CARD PAYOFF
Purpose of loan:
This loan will be used to pay off a credit card that I used to support me and my daughter during my divorce.

My financial situation:
I am a good candidate for this loan because I can afford to pay more than the minimum on my credit card every month, but I HATE paying the credit card company interest. I'd rather pay the interest to an individual investor than to a company that is asking taxpayers for a bailout.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418129
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	May-1985	Debt/Income ratio:	20%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	19 / 19	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	42	Length of status:	7y 8m
Amount delinquent:	$1,955	Revolving credit balance:	$138,912	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4

Screen name:	jr3271	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to consolidate 5 high rate credit cards into one payment.

My financial situation:
I am a good candidate for this loan because i have consistently paid $1,350 a month for these five cards.  By securing this loan and a lower rate than the $25-29% charged by the credit card companies, I can maintain my payment history while reducing the payment amount needed monthly to satisfy these credit cards.

Monthly net income: approximately $18,000

Monthly expenses: $
  Housing: $ 2600
  Insurance: $ 200
  Car expenses: $ 708
  Utilities: $ 600
  Phone, cable, internet: $ 200
  Food, entertainment: $ 700
  Clothing, household expenses $ 700
  Credit cards and other loans: $ 1500
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418131
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.48%	Starting monthly payment:	$159.40

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Feb-1987	Debt/Income ratio:	28%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	21 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	41y 6m
Amount delinquent:	$0	Revolving credit balance:	$863	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	newest-ingenious-duty	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PUTTING ADDITOIN ON HOUSE
Purpose of loan:
This loan will be used to? ADDITION TO MY HOME

My financial situation:
I am a good candidate for this loan because? WILL PAY BACK
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418133
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	19.92%	Starting borrower rate/APR:	20.92% / 23.17%	Starting monthly payment:	$338.71

Auction yield range:	8.27% - 19.92%	Estimated loss impact:	7.47%
Lender servicing fee:	1.00%	Estimated return:	12.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2004	Debt/Income ratio:	27%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	10	Length of status:	6y 1m
Amount delinquent:	$0	Revolving credit balance:	$1,832	Occupation:	Scientist
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	7%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	newest-velocity-buddy	Borrower's state:	SouthDakota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUY A MOBILE HOME
Purpose of loan:
This loan will be used to living improvement.

My financial situation:
I am a good candidate for this loan because I have a stable income (employee of South Dakota State University), very good credit score. I have never paid my loans passed due date. I will be able to pay back loan within the term period.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418135
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$133.37

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Sep-1996	Debt/Income ratio:	53%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	16 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	17y 2m
Amount delinquent:	$0	Revolving credit balance:	$48,495	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	order-clipper	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PURCHASE A COMMUTER MOTORCYCLE
Purpose of loan:

This loan will be used to?

Purchase a used motorcycle that will be used for my 150 mile a day commute. My wife and I are both active duty Coast Guard and have been stationed 100 miles apart, we purchased a house closer to her base so one of us could be close to where our two daughters are going to school. We purchased our house in 2006 and since then have had to invest over $40,000 in much needed repairs and to repair damage to the house the home inspector failed to notice. I had applied for a loan through my bank and a local credit union only to be disapproved. My Credit is very good, I have no late payments or missed payments on my credit report as well as no negative remarks. The reason I was given for my credit application being disapproved is a motorcycle is now considered a luxury item by the banks and the amount of credit I do have and the high balances. Recently several creditors have lowered my limit to just above the amount I owe which in turn makes things look even worse. Both my wife and I are at our 17 year mark in the Coast Guard, my wife will retire at the 20 year mark and I plan on staying in for 30 years. We have a financial plan in place to be credit card debt free in under 5 years and both our vehicles will be paid off as well.. The purchase of this motorcycle would greatly help in our monthly expenses as I am paying over $360 per month in gas right now and with a motorcycle for my commute it would cut that to under $125 per month and keep my vehicle from absorbing all 40,000 miles a year I drive to and from work. I plan on having this loan payed off in 18 to 24 months.My financial situation:

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418147
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1998	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	19 / 17	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	33	Length of status:	4y 1m
Amount delinquent:	$0	Revolving credit balance:	$31,223	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	40%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4

Screen name:	capital-accruer169	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ASSISTANCE IN PURCHASING SF HOME
Purpose of loan:
This loan will be used to assist me in buying my personal residence.  I have to buy this property with cash as it is a foreclosed property that is being auctioned at the county courthouse.  I have been in this property and have ran comps in the neighborhood (I am very familiar with the area already).  My realtor was in the house when it sold in 2006 and gave me a good estimate of the value based on today's market.  The house is in very good condition only needing some minor cosmetic work (painting some rooms, replace a basement window, and landscaping throughout), all which are going to be done by myself.  I own fifteen rental units and have just rented out the unit I have been living in for the past two and a half years.  My plans are to acquire this house and obain traditional financing or take a home equity loan out on the property once it is in turn key condition.  The main reason I am looking to buy a single family home is to have a backyard for my four month old german shepherd.  He needs a lot of exercise, and it's hard to get him all the exercise he needs when he doesn't have a backyard to run around in.  Unfortunately, none of my rental units have a backyard big enough for a dog to enjoy.
My financial situation:
I am an excellent candidate for this loan because I have very sufficient income to cover all of my expenses and I have never been late on any payments.  I manage my portfolio of five investment properties (fifteen rental units all fully rented with one year leases) that hold a net equity position of $165,000 and produce net monthly cash flow of $3,225 as well as preparing tax returns for my clients throughout the year.  I have $40,000 between my checking and savings accounts.  I also have intentions of paying this loan off much sooner than the standard term of three years.  The property that I am intending on purchasing will have a market value of $140,000 with minimal work, based upon the comps my realtor ran on the subject property. I plan on holding the property for several years, if not longer, before I sell it or rent it out.  I will have a great chance of financing it through a bank at 50%-60% of it's maket value after I have done the small amount of repairs that are needed and intend to pay off all my credit card debt as well as any remaining balance on the loan through Prosper.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418149
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,200.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$325.70

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jul-1988	Debt/Income ratio:	43%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	26	Length of status:	4y 2m
Amount delinquent:	$3,169	Revolving credit balance:	$1,424	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	AlmostDebtFree	Borrower's state:	Oregon	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$7,200.00	< mo. late:	0 ( 0% )	640-660 (May-2008)
Principal balance:	$4,867.16	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
ORTHODONTICS AND FINAL CC PAYOFF
Purpose of loan:
This loan will be used for orthodontics for two of my daughters as well as pay off a final credit card.

My financial situation:
I am a good candidate for this loan because I am already paying more than this loan would be monthly.  I currently have another Prosper Loan that I have paid on time every month since July of 2008.   In October 2007, we signed up with a debt settlement company.  At that point we had never missed a payment and had a good credit score in the low 700s.  We just had too many payments due to job loss in 2004.  The debt settlement company instructed us to stop making payments so they could help us settle.  At that time I did not know what it would eventually do to us.  I withdrew from the settlement company and began to contact the credit card companies.  I have paid off several with the previous Prosper loan and I have a few more to payoff that I have been making monthly payments on.  I wanted to clear up the credit score that is not so good any longer.  It is not because we are not making our payments, but because of the poor choice we made with the debt settlement company.  Please consider this loan.  We do make our loan payments, house payments, and credit card payments.  We just want to finally have everything paid off with these companies.  Please review the existing Prosper loan that is in good standing.                                     Monthly net income: $ 3200.  This is my income only.  It does not include my husbands income of $4600.

Monthly expenses: $
  Housing: $ 835, which my husband pays out of his check.
  Insurance: $ 65
  Car expenses: $ 239
  Utilities: $ 130
  Phone, cable, internet: $ 145
  Food, entertainment: $ 400 for a family of 5
  Clothing, household expenses $ 75
  Credit cards and other loans: $ 400, which will be paid off with the loan.
  Orthodontia Monthly:  $340, which will be paid off with the loan.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418153
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Mar-1992	Debt/Income ratio:	18%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	11y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,965	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4

Screen name:	ramgandara	Borrower's state:	Kentucky	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
OPENING A NEW GROCERY STORE
Purpose of loan:
This loan will be used to? open a new location in town I already own two restaurants. Im opening a grocery store in a area with thier is no competition.

My financial situation:
I am a good candidate for this loan because? I will try to pay this loan by 01-31-10. My income will and can handle this loan with no problem.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418155
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.17%	Starting borrower rate/APR:	25.17% / 27.74%	Starting monthly payment:	$59.77

Auction yield range:	11.27% - 24.17%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.58%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-2007	Debt/Income ratio:	Not calculated
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	6	Length of status:	0y 11m
Amount delinquent:	$0	Revolving credit balance:	$389	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	balance-implementer	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING FOR COLLEGE
Purpose of loan:
This loan will be used to? help pay for the expenses of living and attending college.

My financial situation:
I am a good candidate for this loan because? I am a trustworthy individual with and I will have a work study position as soon as school starts, and I am currently interviewing and applying for jobs on a daily basis.

Monthly net income: $ 1000

Monthly expenses: $
  Housing: $400
  Insurance: $ 170
  Car expenses: $ 50
  Utilities: $ 30
  Phone, cable, internet: $ 170
  Food, entertainment: $ 100
  Clothing, household expenses $ 15
  Credit cards and other loans: $ 50
  Other expenses: $ 0
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418157
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,600.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.56%	Starting monthly payment:	$72.38

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1990	Debt/Income ratio:	27%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	11 / 5	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$2,121	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	75%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	5
Screen name:	cityguy44	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,600.00	< mo. late:	0 ( 0% )	560-580 (Oct-2007)
Principal balance:	$1,306.83	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
PAYING OFF A PAYDAY LOAN
Purpose of loan:

This loan will be used to pay off my payday loans.
I would like to pay off these loans at a very high interest rate for good and determined not to used it again.

My financial situation:
I am a good candidate for this loan because I have already had one prosper loan that is in good standing.
Although I have had credit issues in the past (too many inquiries and high balance on CC), I do have an excellent and secured job.
I have been employed with the City for almost 3 years. I plan on paying this off within a 12month period.
Thank you for your consideration.

Monthly net income: $ 3900

Monthly expenses: $
  Housing: $ 700
  Insurance: $
  Car expenses: $ 400
  Utilities: $
  Phone, cable, internet: $ 100
  Food, entertainment: $ 500
  Clothing, household expenses $
  Credit cards and other loans: $ 1300
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418159
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.10%	Starting borrower rate/APR:	19.10% / 21.32%	Starting monthly payment:	$110.12

Auction yield range:	8.27% - 18.10%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.18%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Nov-1995	Debt/Income ratio:	16%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$36,826	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	monkandmiles	Borrower's state:	NorthCarolina	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
INSTALLING AN IRRIGATION SYSTEM
Purpose of loan:
I have had trouble growing grass properly in our yard since we moved into our house 4 years ago.  As I travel a lot, I don't have the time to water the lawn on a consistent basis by hand.  With the downturn in the housing market, I want to improve the curb appeal of our home so that if we were to sell in the next year or two, having a decent looking yard on top of having a nice house will help with improving the value of our home.

My financial situation:
I work a full-time job in my dad's consulting firm (I'm VP), and we have a stable business from working with airports who receive federal funding for improvement projects.  We celebrated 20 years in business this past February, and we have plenty of work, so my financial situation is stable, and I will have no problem repaying the loan.

My monthly budget:
Mortgage/rent: $1548
Insurance: $87
Car expenses: $576
Utilities: $160
Phone, cable, internet: $193
Food, entertainment: $400
Clothing, household expenses $200
Credit cards and other loan payments: $450
Other expenses: $
---------------------------------------
Total monthly expenses: $3614
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418163
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Apr-1985	Debt/Income ratio:	28%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	46	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$15,585	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	85%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	0

Screen name:	MAP	Borrower's state:	Nebraska	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	42 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,200.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008) 640-660 (Feb-2008) 660-680 (Aug-2006) 620-640 (Jul-2006)
Principal balance:	$1,782.93	1+ mo. late:	0 ( 0% )
Total payments billed:	42
Description
RETURNING TO PROSPER
Purpose of loan:
This loan will be used to pay for continuing education classes.  This class will allow higher future earnings.

My financial situation:
I am a good candidate for this loan because I have paid off one Prosper loan and have never had a late payment with Prosper.
Monthly net income: $ 2.700

Monthly expenses: $
  Housing: $ 555
  Insurance: $ 120
  Car expenses: $ 20
  Utilities: $ 250
  Phone, cable, internet: $ 50
  Food, entertainment: $ 50
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 250
  Other expenses: $ 50
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418173
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$248.80

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-2005	Debt/Income ratio:	44%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	11	Length of status:	1y 11m
Amount delinquent:	$0	Revolving credit balance:	$764	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	109%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	new-sorcerer	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FAMILY PAYING OFF DEBT
Purpose of loan:
This loan will be used to pay off the credit card debt that our family accrued over the past few years while I finished college.

My financial situation:
I am a good candidate for this loan because our goal is to relieve ourselves of credit card debt. We have a good history of paying off our debts, our credit is less than stellar because of the high amount of credit card debt. Our financial outlook is good, and we both work very stable jobs for the government. We have never defaulted on a debt and all of our accounts are in good standing. We plan to use this loan as a three year plan to restore our credit and restart our life as a family.

Monthly net income: $ 3000/month is my single income, 6000/month for us as a family. We are both employed for the state government, in the Department of Corrections.

Monthly expenses: $
  Housing: $ 1050
  Insurance: $ 175
  Car expenses: $ 510
  Utilities: $ 300
  Phone, cable, internet: $150
  Food, entertainment: $ 400
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 1500
  Other expenses: $ 100-200
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418179
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$201.91

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Oct-1995	Debt/Income ratio:	14%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	15	Length of status:	12y 11m
Amount delinquent:	$1,400	Revolving credit balance:	$27,123	Occupation:	Engineer - Electric...
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	17	Homeownership:	No
Inquiries last 6m:	1

Screen name:	payout-broker	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUY A MOTORCYCLE
Purpose of loan:
to buy a motorcycle

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $
4000
Monthly expenses: $
  Housing: $ 465.00
  Insurance: $ 228.00
  Car expenses: $ 470.00
  Utilities: $ 170.00
  Phone, cable, internet: $ 250.00
  Food, entertainment: $
  Clothing, household expenses $200.00
  Credit cards and other loans:200.00
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418181
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$14,999.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	30.50%	Starting borrower rate/APR:	31.50% / 33.90%	Starting monthly payment:	$649.12

Auction yield range:	8.27% - 30.50%	Estimated loss impact:	9.24%
Lender servicing fee:	1.00%	Estimated return:	21.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1999	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	1 / 1	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	3	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	newlywedman1	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	9 ( 100% )	760-780 (Latest)
Principal borrowed:	$14,900.00	< mo. late:	0 ( 0% )	760-780 (Sep-2008) 740-760 (Nov-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	9
Description
INVESTING IN A FOURPLEX
Purpose of loan:
This loan will be used to?
put 20% down on the property and/or do any repairs
My financial situation:
I am a good candidate for this loan because? as you can see I have excellent credit.  I have stable income with my security position and other self employment income in custom design.  I was able to save over $20,000 to put towards this investment.  This is a great opportunity to invest while prices are low!  Even with borrowing some of the down payment my return will be almost twice as much.  This makes a safe investment for vacancies. Having four "doors" to rent out is a great way to make a profit on rentals.
I have borrowed from Prosper before to pay off my wedding.  I was successful in paying it back in full in less than a year.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418183
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$166.72

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2000	Debt/Income ratio:	14%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	9y 2m
Amount delinquent:	$0	Revolving credit balance:	$3,995	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	2

Screen name:	rp_lyutiy	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$3,107.87	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
DENTAL SERVICE
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because?

Monthly net income: $

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418185
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	13.97%	Starting borrower rate/APR:	14.97% / 18.64%	Starting monthly payment:	$34.65

Auction yield range:	6.27% - 13.97%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Feb-1994	Debt/Income ratio:	21%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	17	Length of status:	6y 6m
Amount delinquent:	$406	Revolving credit balance:	$17,749	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	11	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	shannabeast	Borrower's state:	Delaware	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	720-740 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	720-740 (May-2008)
Principal balance:	$549.96	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
HOME IMPROVEMENTS MOVING EXPENSES
Purpose of loan:
Just bought a house need some home improvement and moving expenses

My financial situation:
I am a good candidate for this loan because I have a full time job
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418187
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$596.40

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	35.88%
Lender servicing fee:	1.00%	Estimated return:	-11.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Feb-1992	Debt/Income ratio:	48%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	21y 3m
Amount delinquent:	$0	Revolving credit balance:	$5,690	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	103%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	makeadifference	Borrower's state:	Colorado	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	26 ( 100% )	720-740 (Latest)
Principal borrowed:	$9,000.00	< mo. late:	0 ( 0% )	700-720 (Nov-2007) 700-720 (Aug-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	26
Description
PURCHASE CHURCH ORGAN, PAY TAXES
Hi, and thank you for looking at my listing! My husband and I have both had Prosper loans and have paid them off.  Now, we are purchasing an organ so my husband can practice at home without driving 25 miles to church to practice.  In addition, we took a 401K distribution last year and now owe about $10,000 in income taxes.  We paid off some other bills at that time but miscalculated the amount of taxes to withhold.

I have stable employment - over 20 years with my current employer, and my husband has over 30 years with his employer. The debt-to-income ratio is actually better than it appears, because my husband's income was not included in the form, since the form said to only include my income. We have an above-average income - over $150,000 a year.

As you can see below, we will have cash left for the Prosper payment and then some.  We plan to use the left over cash to set aside an emergency fund, and give to charity.  We have also loaned to other Prosper borrowers like we have been helped in the past!

$9,000 (Net - with my husband's and my income)

Monthly expenses: $6,869

Housing: $3,660

insurance: $ 469

Car payments/expenses: $680

Utilities: $250

Phone, cable, Internet $260

Food, entertainment $450

Clothing, household expenses $100

Credit cards: $400

Other Expenses: $600

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418189
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 39.15%	Starting monthly payment:	$45.24

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1995	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	14 / 14	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	26	Length of status:	11y 9m
Amount delinquent:	$0	Revolving credit balance:	$11,628	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	82%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	6

Screen name:	handy-p2ploan	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
TO BUY NEW EQUIPMENTS
Purpose of loan:
This loan will be used to? to buy business equipments

My financial situation:
.I am a good candidate for this loan because?

I am in a good position to take on this loan because I have been at the same job for more than 10 years. I have been paying my credit cards ontime.  Having the loan will actually decrease the amount of money I am paying per month already, and allow me to have it paid off in 2 years or less.
Monthly net income: $ 6000

Monthly expenses: $ 5000
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418193
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.18%	Starting borrower rate/APR:	26.18% / 28.50%	Starting monthly payment:	$80.77

Auction yield range:	11.27% - 25.18%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Nov-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	15 / 15	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	28	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$138,781	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	karmystic	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	660-680 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	660-680 (May-2009) 640-660 (Mar-2008)
Principal balance:	$2,716.10	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
NEED INVENTORY
Purpose of loan:
This loan will be used to? To purchase inventory for 2  summer fairs in August.
My financial situation:
I am a good candidate for this loan because? I currently have a loan with prosper and I have never been late on a payment. I feel I am dependable and have already paid off cc personal debt, which reflects in my credit score going up not down .  I am currently make money working at home for my own consulting phone business.  I need inventory for another business I started last year to bring in more income, this is my first year doing fairs, I have already done 1 small fair and I did really well, the two fairs I have in August are bigger and are for 4 days each so I need to have more inventory on hand.
Monthly net income: $ 5,800-6,000

Housing: $ 480.00
  Insurance: $ 300.0
  Car expenses: $ 200.00
  Utilities: $ 100.00
  Phone, cable, internet: $ 200.00
  Food, entertainment: $ 500.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 2,000
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418195
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	23.00%	Starting borrower rate/APR:	24.00% / 26.29%	Starting monthly payment:	$137.31

Auction yield range:	17.27% - 23.00%	Estimated loss impact:	35.82%
Lender servicing fee:	1.00%	Estimated return:	-12.82%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Dec-1999	Debt/Income ratio:	Not calculated
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	48	Length of status:	0y 0m
Amount delinquent:	$925	Revolving credit balance:	$5,932	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	91%	Stated income:	$1-$24,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	momstaxi357	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	620-640 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008)
Principal balance:	$3,350.84	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
GETTING BACK ON MY FEET
Purpose of loan:
This loan will be used to? help me get on my feet again after going through a terrible divorce and losing my mother last year.

My financial situation:
I am a good candidate for this loan because? I am struggling to make it on my own as a single parent of 3 small children.  Life is too precious to spend all of my time worrying about living paycheck to paycheck and never getting ahead.

Monthly net income: $ 1650

Monthly expenses: I am currently residing with my widowed father, so I have no house payment or household maintenance bills; I am responsible for part of the child care expenses and my own credit card/store card bills.
  Housing: $
  Insurance: $ 70
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 300
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418197
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.53%	Starting monthly payment:	$64.93

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jun-2004	Debt/Income ratio:	Not calculated
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	5	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$2,255	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	15%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	awesome-credit2	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELP PAYING FOR COLLEGE
Purpose of loan:
This loan will be used to? Help me pay off some debts that I need to pay off before the start of school. I am moving into a new house, and recent family problems have caused me to fall behind with some payments, mainly my first and last month's rent at my new house. I am trying to get in-state tuition and am going to get a job soon. I must work for at least 6 months to prove that I don't get more than 50% of my funds from my parents, but I couldn't do that up until now because my parents usually paid for me.

My financial situation:
I am a good candidate for this loan because? I am financially responsible, but have just had to pay for things recently that have really eaten into my funds that I have available. With the loan being relatively small, I can start a job soon and begin paying off the loan right away.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418199
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1987	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Part-time employee
Now delinquent:	3	Total credit lines:	46	Length of status:	0y 11m
Amount delinquent:	$793	Revolving credit balance:	$2,811	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$1-$24,999
Delinquencies in last 7y:	15	Homeownership:	No
Inquiries last 6m:	2

Screen name:	ethical-return	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to pay off all my credit cards.  I might not need all of this in which case I will repay part of the loan early.

My financial situation:
I am a good candidate for this loan because I have a Masters degree and have been teaching for about 10 years.  In the summer of 2006 I left my job to come help my mom take care of my dad after he had life threatening complications from a surgury.  He is fine now but since the ecomomy is down I haven't gotten back to full time work as soon I have hoped.  I have also started a small business doing consulting for wine vineyards, which should also increase my income.  Since I don't have 1 full calander year at my current job I don't have a w-2 that shows my full current income but I have pay stubs.  I also have $0 in monthly expenses since I have been living with my parents helping out with my dad.

Monthly net income: $ 1,200

Monthly expenses: $ 0
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418201
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Dec-1994	Debt/Income ratio:	24%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	5y 6m
Amount delinquent:	$0	Revolving credit balance:	$3,670	Occupation:	Nurse (LPN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	3

Screen name:	sammy2221	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	680-700 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	640-660 (Oct-2008) 640-660 (Dec-2007)
Principal balance:	$477.82	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
FINISH REMODEL PROJECT
Purpose: We are 85 percent complete. We need help to continue this project so we can updated our mortgage, avoid paying building permit renew costs and be able to insulate the new aadition before the snow arrives.

My financial situation: I work very hard , my wife is a Nurse and so am I. I have been workimg 90 hours a paycheck to complete this Dream. We will not let ourselves down nor will we let any investor down! Please check our payment history!

(explain why you are a good candidate for paying back this loan)

Monthly net income: $ 2500

Monthly expenses: $
  Housing: $ 200
  Insurance: $ 55
  Car expenses: $ 100
  Utilities: $ 120
  Phone, cable, internet: $ 30
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 400
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418203
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$1,022.91

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jul-1988	Debt/Income ratio:	32%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	8y 11m
Amount delinquent:	$0	Revolving credit balance:	$290,206	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	92%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	benefit-orchestra	Borrower's state:	Connecticut	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CONSOLIDATE
Purpose of loan:
This loan will be used to consolidate and pay off some bills and pay off higher interest loan.

My financial situation:
I am a good candidate for this loan because I am a full time employee that has been making $125,000 to 200,000 per year.   I am in good standing with all current bills and do not miusss payments.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418205
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	32.50%	Starting borrower rate/APR:	33.50% / 35.93%	Starting monthly payment:	$421.72

Auction yield range:	17.27% - 32.50%	Estimated loss impact:	19.91%
Lender servicing fee:	1.00%	Estimated return:	12.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Feb-1988	Debt/Income ratio:	61%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	7 / 4	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$12,913	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	94%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	louisianalady	Borrower's state:	Louisiana	Borrower's group:	FUTURE FINANCIAL FREEDOM 1
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	28 ( 100% )	700-720 (Latest)
Principal borrowed:	$9,500.00	< mo. late:	0 ( 0% )	740-760 (Feb-2007)
Principal balance:	$2,588.95	1+ mo. late:	0 ( 0% )
Total payments billed:	28
Description
CLEARING A PERSONAL CREDIT CARD USE
I am now the owner of my family's 30+ year old promotional products distributorship.? I am making this loan to pay off a personal credit card I used to prepay a couple of large orders that I didn't have time to get a traditional loan for.? The credit card is for my husband and me.? I want to keep my business debt seperate from my husband's.? I would like to borrow the money and pay it off over time so that I don't have to put a squeeze on my cash available to run my business.? I only listed my income from my part time job.? My husband's income takes care of all of our household expenses and our auto and house loans.

I am very impressed with this business community and hope to be able to participate as a lender in the future.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418207
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	29.59%	Starting borrower rate/APR:	30.59% / 33.93%	Starting monthly payment:	$51.33

Auction yield range:	14.27% - 29.59%	Estimated loss impact:	16.06%
Lender servicing fee:	1.00%	Estimated return:	13.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-1991	Debt/Income ratio:	36%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	57	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$19,542	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	6	Homeownership:	No
Inquiries last 6m:	1

Screen name:	calicogem	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	24 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	620-640 (May-2009) 600-620 (Mar-2008) 580-600 (Nov-2007) 580-600 (May-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
CAR REPAIRS
Purpose of loan:
This loan will be used to pay for car repairs to prolong having my car.

My financial situation:
I am a good candidate for this loan because I had a previous loan with Prosper that is now paid off.
net income: $ 2,127.00

Monthly expenses: $
  Housing: $ 1/2 rent $432
  Insurance: $ 75.00
  Car expenses: $ 150.00
  Utilities: $ 1/2 - $88 (water, garbage, electric)
  Phone, cable, internet: $ 1/2 $108 (including cell phone)
  Food, entertainment: $ 1/2 $300
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 250
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418209
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 13.99%	Starting monthly payment:	$32.46

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-1995	Debt/Income ratio:	33%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	34	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$8,805	Occupation:	Pilot - Private/Com...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	71%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	5	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	fair-deal	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
NEED FURNATURE
Purpose of loan:
This loan will be used to?  Buy furniture for our home

My financial situation:
I am a good candidate for this loan because?
Steady income with good credit history
Monthly net income: $
4500
Monthly expenses: $
  Housing: $ 1025
  Insurance: $ 105
  Car expenses: $ 310
  Utilities: $ 250
  Phone, cable, internet: $ 250
  Food, entertainment: $ 500
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 85
  Other expenses: $ 200
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418211
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$272.16

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Jul-1990	Debt/Income ratio:	23%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 6	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	35	Length of status:	14y 1m
Amount delinquent:	$117	Revolving credit balance:	$7,139	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	engaging-currency	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEBT CONSOLIDATION
Purpose of loan:
This loan will be used to pay off 2 credit cards that I have with very high interest rates.   A few years back, I sought the help of a debt consolidation company not knowing how they worked and now i am paying for it.  I stopped using them and started making payments on my own.  The credit card companies closed the accounts and are charging me ridiculous interest rates and wont lower them.  I am looking for money to pay these off and would rather pay back someone besides the credit card companies.

My financial situation:
I am a good candidate for this loan because I am a hard worker and have been on my same job for 14 years.  These are really the last two big things I need to pay off and then there are a few other little cards and then the car and i will be done.

Monthly net income: $
3800.00

Monthly expenses: $
  Housing: $ 1000
  Insurance: $ 150
  Car expenses: $ 400
  Utilities: $ 150
  Phone, cable, internet: $ 100
  Food, entertainment: $ 300
  Clothing, household expenses $ 150
  Credit cards and other loans: $ 400( including the two im paying off)
  Other expenses: $ 250
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418215
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1986	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	25 / 23	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	30y 0m
Amount delinquent:	$0	Revolving credit balance:	$76,847	Occupation:	Postal Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4

Screen name:	loot-antioxidant	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF SOME DEBT
Purpose of loan:
This loan will be used to? to pay off some credit cards I have used to pay off some household emergencies, heat/ac pump

My financial situation:
I am a good candidate for this loan because? I have alway paid my bills and in a timely fashion

Monthly net income: $ 18,500

Monthly expenses: $ 15,500
  Housing: $ 8000.00
  Insurance: $ 375.
  Car expenses: $ 1400.
  Utilities: $ 125.
  Phone, cable, internet: $ 200.
  Food, entertainment: $250.00.
  Clothing, household expenses $ 150.00
  Credit cards and other loans: $ 3000.00
  Other expenses: $ 2000
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418221
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1996	Debt/Income ratio:	13%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	15 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	60	Length of status:	12y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,741	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	107%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	relentless-principal	Borrower's state:	Oklahoma	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ESCAPING HIGH INTEREST RATES S.O.S.
Purpose of loan:
This loan will be used to pay off ALL of my high interest revolving debts.
My financial situation:
I am a good candidate for this loan because I am dedicated to paying my bills on time and raising my credit score by doing so. I have a VERY secure  SENIORITY based job that I have been at for almost 13 years.

Monthly net income: $ 7000

Monthly expenses: $
  Housing: $ 1000
  Insurance: $ 200
  Car expenses: $ 1068
  Utilities: $ 350
  Phone, cable, internet: $300
  Food, entertainment: $ 600
  Clothing, household expenses $200
  Credit cards and other loans: $1000
  Other expenses: $ 500
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418223
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 22.81%	Starting monthly payment:	$36.68

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Mar-1990	Debt/Income ratio:	6%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	4 / 5	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	16	Length of status:	8y 7m
Amount delinquent:	$84	Revolving credit balance:	$7,583	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	31%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	payment-hawk	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF ONE CREDIT CARD
Purpose of loan:
This loan will be used to pay one credit card down to 0 so I can take advantage of a 0 interest offer and transfer a balance from another card. I don't want to ask for the full amount of my debt yet because I am new to Prosper.

My financial situation:
I am a good candidate for this loan because I have a very steady job which I have held for 8 years and I just received a large raise.
Monthly net income: $ 2800. Although I make 52,800 per year I have large amounts taken out pre-tax for health insurance and childcare. I have been getting $1000/month from my family to cover things.

Monthly expenses: $ 3800

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418225
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$294.03

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1985	Debt/Income ratio:	54%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Retired
Now delinquent:	0	Total credit lines:	21	Length of status:	8y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,167	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	66%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	Leftoverature	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (Apr-2008)
Principal balance:	$3,162.86	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
MEDICAL BILL AND DEBT CONSOLIDATION
Purpose of loan:
This loan will be used to? consolidate medical bills and debt incurred trying to get an eBay business started buying and selling musical instruments.

My financial situation:
I am a good candidate for this loan because? I have guaranteed monthly income through Social Security disability benefits and the credit card debt,miedical bills, and an auto loan are my only expenses. I do not have housing expense as I live rent-free with my parents. I have been having health issues that put me further in debt and would like to consolidate all these bills into one monthly payment so I can balance my budget better each month.

Monthly net income: $ 1550

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 60
  Car expenses: $ 291
  Utilities: $ 0
  Phone, cable, internet: $ 65
  Food, entertainment: $ 0
  Clothing, household expenses $ 0
  Credit cards and other loans: $ 6500
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418233
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.69%	Starting borrower rate/APR:	27.69% / 30.03%	Starting monthly payment:	$185.38

Auction yield range:	11.27% - 26.69%	Estimated loss impact:	10.66%
Lender servicing fee:	1.00%	Estimated return:	16.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1990	Debt/Income ratio:	32%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$49,264	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	63%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	trustworthy-trade	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING BILLS
Purpose of loan:
This loan will be used to? Pay some bills and put some away.

My financial situation:
I am a good candidate for this loan because? I have excellent credit, owned my home for 14 years, never defaulted on any loan or any bills.

Monthly net income: $ 3200.00

Monthly expenses: $
  Housing: $ 1096.00
  Insurance: $ 67.00
  Car expenses: $ 65.00
  Utilities: $ 100.00
  Phone, cable, internet: $44.00
  Food, entertainment: $ 125.00
  Clothing, household expenses $100.00
  Credit cards and other loans: $ 15000.00
  Other expenses: $ 150.00
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418235
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$409.16

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1984	Debt/Income ratio:	27%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	35y 10m
Amount delinquent:	$0	Revolving credit balance:	$1,560	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	grayeagle7734	Borrower's state:	Michigan	Borrower's group:	Vets helping Vets
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	740-760 (Latest)
Principal borrowed:	$15,000.00	< mo. late:	0 ( 0% )	760-780 (Feb-2007)
Principal balance:	$3,371.11	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
NEW CAR
hi lenders, im bob [LAST NAME DELETED] , life member of the dav and vfw and a member of the american legion,,  i have been driving to ann arbor from niles, about 175 miles one way, i would like to buy a dependable car to replace my old truck.  , thanks for your concerdation  bob
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418237
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,300.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	18.05%	Starting borrower rate/APR:	19.05% / 21.92%	Starting monthly payment:	$47.69

Auction yield range:	8.27% - 18.05%	Estimated loss impact:	6.92%
Lender servicing fee:	1.00%	Estimated return:	11.13%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Sep-1995	Debt/Income ratio:	16%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	5y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,282	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	91%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	0

Screen name:	new-adventurous-wealth	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PERSONAL LOAN
Purpose of loan:
This loan will be used to pay off some bills. This month I have a few unexpected expenses,

My financial situation:
I am a good candidate for this loan because I am current on all of my bills and intend to repay this small loan within one year.

Monthly net income: $ 3200.00

Monthly expenses: $
  Housing: $ 750
  Insurance: $ 110
  Car expenses: $ 575
  Utilities: $ 200
  Phone, cable, internet: $ 180
  Food, entertainment: $ 350
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 400
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418239
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.30%	Starting borrower rate/APR:	18.30% / 20.51%	Starting monthly payment:	$544.55

Auction yield range:	17.27% - 17.30%	Estimated loss impact:	18.96%
Lender servicing fee:	1.00%	Estimated return:	-1.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1999	Debt/Income ratio:	49%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	27	Length of status:	1y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,624	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	88%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	currency-conductor1	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CONSOLIDATING CREDIT CARDS
Purpose of loan:
This loan will be used to?

My financial situation:
I am a good candidate for this loan because? I currently make my payments every month.  I have a good job and stable lifestyle.  I just wanted to save some money by lowering my interest rate.  I hate paying such high credit card interest rates!

Monthly net income: $ 3590

Monthly expenses: $
  Housing: $ 707
  Insurance: $ 60
  Car expenses: $ 235
  Utilities: $ 160
  Phone, cable, internet: $ 140
  Food, entertainment: $ 300
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 700
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418243
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$904.72

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jun-2007	Debt/Income ratio:	43%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	7	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,545	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	55%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	4

Screen name:	natural-fairness	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
LOOKING FOR INVESTOR
Purpose of loan:
This loan will be used to assist in the repair of properties purchased for rehab and resell.  I've started a company called LMCS Ventures Inc. and we purchase, rehab and resell homes (Flip).  This is a great opportunity for anyone looking to invest their money and get a quick return with a great interest rate.

My financial situation:
I am a good candidate for this loan because the money will be paid back once the property is rehabbed and resold.  I do not have any expenses because I am single, live at home, and my parents cover all the household expenses, so I save my money.

Monthly net income: $1600

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 0
  Car expenses: $ 120
  Utilities: $ 0
  Phone, cable, internet: $ 150
  Food, entertainment: $ 100
  Clothing, household expenses $ 0
  Credit cards and other loans: $ 0
  Other expenses: $ 0
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418245
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1998	Debt/Income ratio:	5%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	4	Total credit lines:	14	Length of status:	2y 4m
Amount delinquent:	$4,459	Revolving credit balance:	$2,225	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	45%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	3

Screen name:	rebeldog67	Borrower's state:	Minnesota	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	520-540 (May-2008)
Principal balance:	$687.57	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
AUTOPAY-2ND LOAN-LENDER
Purpose of loan:
This loan will be used to? Purchase a commuter car to keep miles off my newer truck and to save gas money.  The money I will save in gas will pay for my payment each month.

My financial situation:
I am a good candidate for this loan because? I have just purchased a brand new home.  I make good money working as a machinist.  My wife is a nurse.  This is my second prosper loan and I have not missed a payment on my first one.  I will put loan on auto pay.  You most likely see a judgement on my record from a car accident that is almost paid off.  I have never missed a payment on it.   I had some credit problems over five years ago before I went back to school and got a much better job.

Any ?'s just ask.

Monthly net income: $ 5000+

Monthly expenses: $
  Housing: $ 1130
  Insurance: $ 130
  Car expenses: $330
  Utilities: $ 300?
  Phone, cable, internet: $250
  Food, entertainment: $ 500
  Clothing, household expenses $100
  Credit cards and other loans: $ 200
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418249
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Dec-1992	Debt/Income ratio:	40%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	33	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$22,823	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	74%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	9	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	kindness-course	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to pay off credit cards.  I am a very conscientious consumer and have been paying my debts off timely and always above the monthly minimum required amount.  I am looking to consolidate my debt because I would very much like to have my debt paid off sooner with a better interest rate.  Continuing with paying my debts individually would take a longer period of time (additional years) as opposed to being able to have this paid sooner.  I am currently married to a wonderful man, taking care of my parents and working a full-time job and would like the flexibility to enjoy life with my family besides just having a few dollars after paying my bills.  I have a great track record and am true to my promise.

My financial situation:
I am a good candidate for this loan because I am a responsible, reliable, genuine, true to my word person.  I appreciate all that's in my life and am very Blessed to be where I am and doing what I am doing.

Monthly net income: $ 3,170.00

Monthly expenses: $
  Housing: $ 1,595.00
  Insurance: $ 0
  Car expenses: $ 75.00
  Utilities: $ 375.00
  Phone, cable, internet: $ 200.00
  Food, entertainment: $ 250.00
  Clothing, household expenses $
  Credit cards and other loans: $ 400.00
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418255
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$185.82

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Aug-1990	Debt/Income ratio:	11%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	7	Total credit lines:	34	Length of status:	2y 11m
Amount delinquent:	$12,057	Revolving credit balance:	$415	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	83%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	50	Homeownership:	No
Inquiries last 6m:	0

Screen name:	a-return-raker	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GETTING IT TOGETHER
Purpose of loan:
This loan will be used to? get my life back on track, an help me be a better role model for my daughter.  Several years ago I was abruptly discharged from the USAF after honorably serving for 15 1/2 years.  I recieved no severance or pension an began to struggle with civillian life.  Admittedly I have spent a few years feelling sorry for myself an expressing this to others.  I have fortunately now realized that no one  feels your pain an you have to recover.  I feel that while serving for my country an even now I am a good person that deserves an oppurtunity to get it corrected.

My financial situation:
I am a good candidate for this loan because? prior to the last few years, I handled my finances resposibly, an paid my debts.  A negative trend was started only after I was seperated from the USAF.

Monthly net income: $ 2500

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 90
  Car expenses: $ 300
  Utilities: $ 0
  Phone, cable, internet: $ 100
  Food, entertainment: $ 100
  Clothing, household expenses $ 100
Credit cards and other loans: $ 50
  Other expenses: $ 300
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418261
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	18.50%	Starting borrower rate/APR:	19.50% / 21.73%	Starting monthly payment:	$184.55

Auction yield range:	17.27% - 18.50%	Estimated loss impact:	19.03%
Lender servicing fee:	1.00%	Estimated return:	-0.53%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-2002	Debt/Income ratio:	50%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	20 / 19	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	23	Length of status:	4y 6m
Amount delinquent:	$0	Revolving credit balance:	$28,740	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	53%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	6

Screen name:	noble-credit	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARD
Purpose of loan:
This loan will be used to consolidate all my credit card and to lower my payment and interest, also to available more funds to pay off the loans from home improvement.

My financial situation:
I am a good candidate for this loan because i always keep my payment in full and on an adequate manner. My work history is very steady and in good condition. I am a cosmetologist and always been working since 2001. Although my income is varies from time to time but averagely good.

Monthly net income: $ 3000

Monthly expenses: $ 2150
  Housing: $ 1000
  Insurance: $ N\A
  Car expenses: $ paid off
  Utilities: $ 100
  Phone, cable, internet: $ 50
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 500
  Other expenses: $ 300
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418269
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	24.00%	Starting borrower rate/APR:	25.00% / 27.31%	Starting monthly payment:	$238.56

Auction yield range:	17.27% - 24.00%	Estimated loss impact:	19.38%
Lender servicing fee:	1.00%	Estimated return:	4.62%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Mar-1992	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$59,982	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	Airmail26	Borrower's state:	Wisconsin	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CITIBANK...THOSE CROOKS
Purpose of loan:
This loan will be used to?Payoff Citibank.  As many of you know, if I want to keep my Citibank is contantly raising their rates because they are fighting to stay in business.  Rather than watch them rais my rate once again (this time from 15.99 to 22.99%) I have decided to pay them off and close my account.  I have an extra $600/month after expenses that I can do whatever I want with.  I was going to use that $600 to pay off the account in the next year....but this will work out better.  Hopefully the rate will be lower and I can pay you all off instead.  Thanks for your help.
My Financial situation:
I am a good candidate for this loan because?I have had a job my whole life and have never missed a payment in my 34 years on this planet.  My wife and I make over $120K/year and would never jeopardize our lifestyle by missing a payment.  Thanks for your time.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418289
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1982	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	5 / 3	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	7y 9m
Amount delinquent:	$0	Revolving credit balance:	$911	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	101%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	MarcCL13	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	4 ( 100% )	600-620 (Latest)
Principal borrowed:	$9,800.00	< mo. late:	0 ( 0% )	700-720 (Jul-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	4
Description
2ND LOAN, CONSOLIDATE DEBT
Purpose of the Loan This loan will be used to consolidate all of my business debt. I have a credit score over 700 on all three major credit reporting agencies and an excellent repayment history.Prosper has determined my credit score to be HR because of my current debt situation. I have loans and credit cards balances that are driving my credit score and credit worthiness down. I am going to use this Prosper Loan to payoff all of that debt into One Payment with a Lower APR. This is my second Prosper Loan. I was able to pay off the first loan in less than a year. My Financial SituationI am a good candidate for this loan because I own a stable, productive, and growing business, established in 2001. My business specializes in web design, internet marketing, and retail sales. My current income is more than adequate to repay this loan in a timely fashion. My business is growing, which will increase my earning potential.I have also taken the time to work the numbers, and I am only asking for the amount of funds that I need to pay-off and consolidate my remaining bills, expand my business, and have a small emergency fund to protect myself from unexpected circumstances.Monthly ExpensesI pay for all of my monthly personal and business expenses in cash and in full every month and I do not have any outstanding balances on credit cards. I have also taken the time to work the numbers, and I am only asking for the amount of funds that I need to pay-off & consolidate my remain bills, expand my business, and have a small emergency fund to protect myself and future wife from unexpected circumstances.Monthly Net Income: $5,500
Total Monthly Expenses: $3,650Housing: $ 1,050Medical & Dental Insurance: $ 250Car Expenses: $390Utilities: $100Phone, Cable, & Internet: $200Food: $400Entertainment: $200Clothing: $0.00Household Expenses: $ 150Credit Cards: $ 210Students Loans: $100Business Loan: $600
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 352966
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 13.99%	Starting monthly payment:	$32.46

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Feb-2004	Debt/Income ratio:	32%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	20	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$1,466	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	5%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	111PROSP3RLENDER	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	1 ( 100% )	720-740 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	660-680 (Apr-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	1
Description
NO LATE PAYMENTS-PERFECT CREDIT!!!!

As a prosper lender I know that it's tough when borrowers miss payments or worst, default.  I greatly appreciate your trust and I can assure you that your investment is safe.

Purpose of loan:

I will be using this loan to learn more about prosper as a borrower. I have over 15,000 dollars as a lender.  I understand what makes a good loan and I can assure all who bid on my listing will be getting a 100% safe investment. This money will be used to pay off some higher loan balances.

My financial situation:

I pay off my credit cards every month in full.  I have never paid credit card interest either. I am very good with money and truely care about my credit as you can see in my history.  No late payments ever!!!

Monthly net income:

I have over 18,000 dollars in stocks, around 10,000 cash and I also receive an over 1,700 dollars a month.

Monthly expenses:

My car is paid in full, and I live at home with my mother so my only other expense is gas, food and spending money.  no rent, morgage or any other expense.  I'm very savvy with personal finance.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 375946
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	17.00%	Starting borrower rate/APR:	18.00% / 18.73%	Starting monthly payment:	$433.83

Auction yield range:	8.27% - 17.00%	Estimated loss impact:	8.89%
Lender servicing fee:	1.00%	Estimated return:	8.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1991	Debt/Income ratio:	16%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	8 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	12y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Teacher
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	7	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	cpatrick42	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	29 ( 100% )	760-780 (Latest)
Principal borrowed:	$2,500.00	< mo. late:	0 ( 0% )	660-680 (Jun-2008) 660-680 (Feb-2007)
Principal balance:	$584.79	1+ mo. late:	0 ( 0% )
Total payments billed:	29
Description
PAYING FOR GRAD SCHOOL
Purpose of loan:
This loan will be used to offset expenses from grad school

My financial situation:
I am a good candidate for this loan because I have one graduate degree already, am employed full-time.  Once I finish my graduate program I will be able to move up in my organization.  I'll be happier and making more money!

Monthly net income: $ 3600

Monthly expenses: $
  Housing: $ 1100
  Insurance: $ 0
  Car expenses: $ 0
  Utilities: $ 200
  Phone, cable, internet: $ 100
  Food, entertainment: $ 200
  Clothing, household expenses $
  Credit cards and other loans: $ 300
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 404322
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	25.00%	Starting borrower rate/APR:	26.00% / 28.32%	Starting monthly payment:	$302.18

Auction yield range:	17.27% - 25.00%	Estimated loss impact:	26.44%
Lender servicing fee:	1.00%	Estimated return:	-1.44%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Nov-1987	Debt/Income ratio:	25%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	16y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,307	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	40%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	6

Screen name:	solarjohn	Borrower's state:	WestVirginia	Borrower's group:	Capitalist's Brain
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	17 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,400.00	< mo. late:	0 ( 0% )	660-680 (Mar-2008) 720-740 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
EXPANDING MY LAUNDROMAT
Purpose of loan:
I want to add an additional 35 pound washer and a new 50 pound dryer to my laundromat before the college students return in August.

My financial situation:
In addition to my laundromat income I have a full time job. I have not had a late payment or missed payment on any obligation in 11 years.
As you can see I have paid off both of the previous Prosper loans. 1 on time and 1 almost a year early.

Other information
My credit score has dropped from 740 to 680 in the last few months because Advanta National Bank, one of the banks that I have credit card accounts with went out of business - and as a result the reduced my 'available balance' to zero which makes it appear as though I am using a higher percentage of my 'total available credit'. Look at my details and you will see I have no deliquencies, etc

If you would like to speak with me about this loan feel free to contact me.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 417006
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.27%	Starting borrower rate/APR:	12.27% / 14.40%	Starting monthly payment:	$266.75

Auction yield range:	11.27% - 11.27%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.03%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jan-2004	Debt/Income ratio:	41%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	3y 5m
Amount delinquent:	$0	Revolving credit balance:	$7,842	Occupation:	Tradesman - Mechani...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	3	Homeownership:	No
Inquiries last 6m:	0

Screen name:	momentous-diversification	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to pay all my credit card bills.

My financial situation:
I am a good candidate for this loan because  by getting the loan...i will be able to pay all my credit cards faster than i would at the rate im paying them.

Monthly net income: $
2500
Monthly expenses: $
  Housing: $ 0
  Insurance: $ 250
  Car expenses: $ 330
  Utilities: $ 0
  Phone, cable, internet: $ 200
  Food, entertainment: $300
  Clothing, household expenses $ 0
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 417008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$13,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	21.00%	Starting borrower rate/APR:	22.00% / 24.26%	Starting monthly payment:	$515.57

Auction yield range:	17.27% - 21.00%	Estimated loss impact:	35.69%
Lender servicing fee:	1.00%	Estimated return:	-14.69%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Oct-1985	Debt/Income ratio:	Not calculated
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	9 / 7	Employment status:	Retired
Now delinquent:	1	Total credit lines:	17	Length of status:	1y 1m
Amount delinquent:	$798	Revolving credit balance:	$2,612	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	competent-loot	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
GET TO SEE MY GRANDSON GRADUATE
Purpose of loan:
This loan will be used to assist my Grandson in finishing his last year of college. He only has one year left and all he needs is this amount to finish and graduate. He has gone through a lot and throughout it all he has stuck with school and is very driven to get his degree. His Mother and Father both left him when he was young and I raised him from then on. I wish I could help him but the loan companies will not except me as a co-signer. He is an incredible kid and despite everything he kept on a great clean path and I would really love to have the chance to see him walk on that stage and get his diploma.

My financial situation:
I am a good candidate for this loan because I have a healthy amount of steady income, I own my house, I own my car, I pay all my credit cards on time, and I really just want to see my Grandson graduate after all the work he has put in.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 417366
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,700.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.53%	Starting monthly payment:	$120.12

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Dec-2005	Debt/Income ratio:	15%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	13	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$5,389	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	LordBP	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	23 ( 100% )	700-720 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	720-740 (Feb-2008) 720-740 (Jul-2007)
Principal balance:	$786.92	1+ mo. late:	0 ( 0% )
Total payments billed:	23
Description
PAYING OFF CREDIT CARDS
Purpose of loan:
This loan will be used to pay off several high rate credit cards.
My financial situation:
I am a good candidate for this loan because I always pay all my bills on time and have a stable job providing plenty of income to repay my loan.Budget:Monthly Pay: $2400     Rent including utilities: $800Cell Phone: $85Car insurance: $100 (Own my car so no car payments)Groceries: $300Dining Out/Entertainment: $200Gas: $100Student Loans: $200Prosper: $125Left for anything else: $490
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 417514
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	27.01%
Lender servicing fee:	1.00%	Estimated return:	6.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-2000	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 1m
Amount delinquent:	$0	Revolving credit balance:	$3,261	Occupation:	Sales - Commission
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	67%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	10	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	profit-pursuit	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
WE NEED A GOOD JUMPSTART!
Thank you for taking the time to review our loan request.We are a new company that has been in business for approximately two months. Our company currently consists of two co-owners.  In our first month we?ve generated $13,141 in receivables. Conservatively, we estimate an additional $25,000 in accounts receivables in August. We receive payments on our receivables over 14 months on average.Due to the nature of our industry, we have very low overhead; therefore the majority of our receivables are direct profit. The loan we propose will not be a determining factor of whether our company stays in business, nor does it reflect negatively the health of the company.  We would like to grow our business at a faster rate and this loan would be used to aid that. For reasons of building personal and company credit, we intend to pay the loan back over the 3 year time period without early pay.Please CLICK HERE for charts.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 417918
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,200.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 19.06%	Starting monthly payment:	$42.19

Auction yield range:	14.27% - 15.00%	Estimated loss impact:	15.35%
Lender servicing fee:	1.00%	Estimated return:	-0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jan-1991	Debt/Income ratio:	8%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	5 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$11,278	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	koonce	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	640-660 (Apr-2008)
Principal balance:	$670.41	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
AUTO REPAIRS
Purpose of loan:
This loan will be used to pay moving costs and school costa

My financial situation: I am a good a good candidate because I have a good payment history with prosper and other bills. Currently going to school to learn a new trade to make  a better income.

Monthly net income: $ 2100

Monthly expenses: $
  Housing: $
  Insurance: $
  Car expenses: $
  Utilities: $
  Phone, cable, internet: $
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 417990
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 13.99%	Starting monthly payment:	$32.46

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jun-1991	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$79,989	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	79%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	calm-basis	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
ONE-TIME BILLS + RENT CRUNCH
Purpose of loan:
This loan will be used to pay a couple of credit card bills and a portion of rent for August.  I recently got married in May and since I work for myself and we managed to extend our honeymooning a full 2 months, I was not working for longer than I expected and hence the unexpected bill crunch.

My financial situation:
Since I'm in the software business, there is plenty of work to go around and I've already begun work this month but since invoices will not be paid earlier than mid-August, I'm still in need of some extra finances until such time.   Expect a reliable, and quick, pay-back.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418002
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,600.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.97%	Starting borrower rate/APR:	15.97% / 18.15%	Starting monthly payment:	$337.37

Auction yield range:	6.27% - 14.97%	Estimated loss impact:	5.26%
Lender servicing fee:	1.00%	Estimated return:	9.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1997	Debt/Income ratio:	34%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$4,562	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	21%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	USMC97	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	33 ( 100% )	740-760 (Latest)
Principal borrowed:	$8,350.00	< mo. late:	0 ( 0% )	600-620 (Apr-2008) 560-580 (Jan-2008) 540-560 (Oct-2006)
Principal balance:	$4,750.17	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
VETERAN PAYING OFF LOAN/CARDS
PROFILE:

Age- 30

Education-Bachelor's Degree in Communications

Military-Former Marine and Iraqi Freedom Veteran.

Occupation- Human Resources for Wal-Mart Stores Inc.

Why I need this loan

Pay off High Interest Credit Cards and 1 Personal Loan

INCOME:

2008- 50K

Expected 2009 Income- 60K

DEBT/BILLS:

High Interest Credit Cards/Personal Loan

Merrick Bank- $1850.00, 19% interest

Applied Bank- $1400.00, 22% interest

Tribute Card- $900.00, 20% interest

Credit One Bank- $600.00, 20% interest

Personal Loan- $4700.00, 18% interest

*$440.00 is what I pay for all combined monthly payments.

Other monthly Bills

Car payment- $290.00

Student loan-$85.00 per month

Housing-$850.00

Other Bills-phone, car insurance, energy, and cable/internet = $350.00

I have approximately 2000.00 going out each month and with my base salary I am bringing in 2600.00 each month after taxes. That of course leaves about 600.00 for groceries, savings, gas, and entertainment each month.

My Promise

Paying back this loan will be my first priority. With my previous 2 Prosper Loans, I never missed a payment.

I look forward to aggressively ridding myself of outstanding debt so that I can assure myself and family a comfortable financial future.

Thank You

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418008
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$180.94

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1976	Debt/Income ratio:	10%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	9	Length of status:	10y 5m
Amount delinquent:	$463	Revolving credit balance:	$0	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	3

Screen name:	wealth-computer	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
REPAIRS AND PARTS
Purpose of loan:
This loan will be used to?

My financial situation: i need to please borrow this money i need to let my daughter she is a dificult situation and has kids and i need to help her and inee parts for my vehicle and daughters     god bless you all
I am a good candidate for this loan because?
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418012
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Apr-2000	Debt/Income ratio:	25%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	3	Length of status:	3y 8m
Amount delinquent:	$0	Revolving credit balance:	$35	Occupation:	Landscaping
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	8%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	wise-revelry	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF SOME BILLS
Purpose of loan:
This loan will be used to?
Pay off some bills. I need to pay off some small bills and get in a good financial way.
My financial situation:
I am a good candidate for this loan because?
I work every day and I do snow removal in the winter time. I am never late and always show up for work even if I am not feeling well.
Monthly net income: $ 1200 + depending on overtime availablity

Monthly expenses: $
  Housing: $ 550.00
  Insurance: $
  Car expenses: $10.00 a week in gas. I do not work far from home
  Utilities: $ 50.00 a month
  Phone, cable, internet: $
  Food, entertainment: $ 20.00 wkly
  Clothing, household expenses $
  Credit cards and other loans: $ 220 month
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418014
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.09%	Starting borrower rate/APR:	13.09% / 15.24%	Starting monthly payment:	$236.16

Auction yield range:	11.27% - 12.09%	Estimated loss impact:	10.26%
Lender servicing fee:	1.00%	Estimated return:	1.83%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jun-2005	Debt/Income ratio:	28%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	2y 4m
Amount delinquent:	$0	Revolving credit balance:	$23,177	Occupation:	Food Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	meteoric-wealth	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF HIGH INTEREST RATE CARDS
Purpose of loan:
This loan will be used to pay off some credit cards,

My financial situation is good just my promotional periods on my credit cards expires
I am a good candidate for this loan because?

Monthly net income: $ 2500$

Monthly expenses: $
??Housing: $500
??Insurance: $100
??Car expenses: $50
??Utilities: $100
??Phone, cable, internet: $50
??Food, entertainment: $200
??Clothing, household expenses $200
??Credit cards and other loans: $300
??Other expenses: $

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418032
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.21%	Starting borrower rate/APR:	26.21% / 28.53%	Starting monthly payment:	$242.42

Auction yield range:	11.27% - 25.21%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.59%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-2007	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	8	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$52	Occupation:	Student - College J...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	grffn_the_great	Borrower's state:	Ohio	Borrower's group:	Global Group - Fast Same Day Approval -
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	15 ( 100% )	700-720 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	600-620 (Oct-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
FORECLOSURE PROPERTY INVESTMENT
Purpose of loan: A close friend of mine bought a local foreclosure property and will finish selling it this week. He got it for $18,700 from the bank, listed it for $90,000 and was able to sell it for $92,000. After seeing this business potential first hand me and a few others want to do the same. So each of us plan on contributing $6,000 to buy a good foreclosure property and then split the profits between the 4 of us.

My financial situation:
I'm in college junior majoring in finance and parents are taking care of most of my expenses. At the most this type of loan would cost under $300/month and I can definitely afford that for 3 years. I am a GREAT person to lend to because I always pay my bills on time. Also if my parents give me a couple hundred dollars each month if I ask them for it.

I am currently trading FOREX (Foreign Exchange), this means that I buy and sell different currencies against each other, like the USD/EUR (US Dollar vs EURO), USD/GBP (Dollar vs British Pound), and the USD/CAD (US Dollar vs Canadian Dollar). I have been making $400-$500/week doing this. I already paid back my 1st Prosper loan early and I think this shows I'm a reliable person to lend to.

Monthly net income: $ 1750

Monthly expenses: $ 50-200
  Housing: $0
  Insurance: $ 0
  Car expenses: $ 0
  Utilities: $ 0
  Phone, cable, internet: $ 0
  Food, entertainment: $ 0
  Clothing, household expenses $ 0
  Credit cards and other loans: $ 50-200
  Other expenses: $ 0
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418038
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	22.00%	Starting borrower rate/APR:	23.00% / 25.28%	Starting monthly payment:	$193.55

Auction yield range:	17.27% - 22.00%	Estimated loss impact:	35.75%
Lender servicing fee:	1.00%	Estimated return:	-13.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1972	Debt/Income ratio:	22%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	11 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$23,780	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	89%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	8

Screen name:	palerider	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	17 ( 81% )	620-640 (Latest)
Principal borrowed:	$16,500.00	< mo. late:	4 ( 19% )	640-660 (Jan-2008) 720-740 (Jun-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
OPENING HAIR SALON
Purpose of loan:
We will be opening a Hair & Beauty Salon Monday July 20th.  I've invested $10,000, am moved into a great location, and have been working hard on it for over a month.  We curently have 3 stylists for the month of July and a few junior stylists lined up to start in August.  I have 1 room rented out to a facial/makeup person for $50 wk, which will be going up as she gains clients.  My rent is $1395 mo, which includes all upkeep, RE Taxes etc.

The overall time of getting setup took longer than expected and I'd like some cushion to pay for bills outside of my personal finances.

My financial situation:
I am a good candidate for this loan because I've already paid off in full 2 prosper loans.  My job outside of the salon is stable and I'm able to cover all bills.  My wife will be covering day to day operations at the salon, so getting into the profit for us will not be that hard.  I figure overall expenses, rent, advertising, electric, etc will come to approx $2500 mo.

Monthly net income: $ I clear $3300 after taxes and my 401k loan.

Personal expenses below -

Monthly expenses: $
  Housing: $ 1000
  Insurance: $ 75
  Car expenses: $ 200
  Utilities: $ 350
  Phone, cable, internet: $ 200
  Food, entertainment: $ 600
  Clothing, household expenses $ 300
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418042
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$217.73

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1987	Debt/Income ratio:	28%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	21 / 18	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	49	Length of status:	2y 7m
Amount delinquent:	$0	Revolving credit balance:	$104,790	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	Atlbusinessmaverick	Borrower's state:	Georgia	Borrower's group:	PLEDGE - Open Membership!!!
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	22 ( 100% )	680-700 (Latest)
Principal borrowed:	$20,600.00	< mo. late:	0 ( 0% )	680-700 (Apr-2007) 720-740 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	22
Description
LENDER W/ PERFECT CREDIT
Purpose of loan: Prosper lender seeking to consolidate 3 loans ($2600,$2000 and $1400) into one.  This decision was influenced due to an increase interest rate on 2 of my cards.

My financial situation: As you can see from my credit file, I have no late pays and take my credit very serious.  I am a degreed healthcare professional/manager employed by a Fortune 500 company.  Although my DTI is a bit high, I am an excellent canidate for your hard earned money.  As a current prosper lender (I've funded 29 loans), I understand the importance of a good, reliable return.My salary including my annual bonus (already paid for 2009) is approx. 107k (w-2 documents provided)    I have in excess of $51,000 in savings (mostly retirement funds).  As you can see, repayment is not a problem for me.  I have successfully paid off two prosper loans w/ perfect payments, $16,000 and $4600 respectfully.

In addition to my primary residence, I also own 3 single family homes in the Atlanta area that I successfully rent.  I am a not a flipper and have owned my rental properties for 11, 5, and 3 years respectfully.  My rentals bring in an additional $3100 monthly.

Thanks for your reviewing my loan request.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418054
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,200.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.5%

Starting lender yield:	16.80%	Starting borrower rate/APR:	17.80% / 20.01%	Starting monthly payment:	$187.47

Auction yield range:	8.27% - 16.80%	Estimated loss impact:	6.88%
Lender servicing fee:	1.00%	Estimated return:	9.92%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Aug-1997	Debt/Income ratio:	24%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	19 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	74	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$108,949	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	neutron330	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CONSOLIDATING CREDIT CARDS
Purpose of loan:
This loan will be used to? consolidate credit card debt.

My financial situation:
I am a good candidate for this loan because? I have worked for the same federal agency for 8+ years.  I will receive a 17% performance raise in August 2009 (career-ladder promotion).  My husband works in state government, so his job is secure as well.  I own three rental properties with 100% occupancy and long-term tenants, which brings in income in addition to my full-time position.  All of my obligations are paid on time each month. The income information listed is my income only.  My husband brings in an additional $2,100/month net income that is not included below.  My revolving debt includes a home equity line of credit that is now in the re-payment only phase (essentially a closed-end loan with no new draws); however, the bank has not removed the loan from the 'revolving' category and it still shows as revolving debt in my credit report.

Monthly net income: $ 4,538 salary + $2,360 rental income  = $6,898

Monthly expenses: $ 5,030
  Housing: $ 1,380
  Insurance: $ 50
  Car expenses: $ 295 + $40 gas (I use public transportation to and from work, which is subsidized by my employer).
  Utilities: $ 110
  Phone, cable, internet: $ 120
  Food, entertainment: $ 200
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 890 (credit cards and student loan)
  Other expenses: $ 1,895 (mortgages on rental properties)
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418056
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	19.0%

Starting lender yield:	27.99%	Starting borrower rate/APR:	28.99% / 31.35%	Starting monthly payment:	$314.25

Auction yield range:	17.27% - 27.99%	Estimated loss impact:	20.63%
Lender servicing fee:	1.00%	Estimated return:	7.36%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1990	Debt/Income ratio:	47%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	1y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,481	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	GaelicWench	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	620-640 (Latest)
Principal borrowed:	$1,500.00	< mo. late:	0 ( 0% )	620-640 (May-2009) 620-640 (Sep-2008) 600-620 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
PAY OFF TWO HIGH RATE CCS
Purpose of loan:
This loan will be used to? pay down credit card debt. Unfortunately, my credit score dropped like a rock due to purchasing a car. My other car died. I am two payments ahead on this. But in turn of my score dropping, it caused my credit card rates to go through the roof.

My financial situation:
I am a good candidate for this loan because? see above regarding car loan. I've gotten a loan from Prosper before and paid it off in full and always on time. I am also gainfully employed with room for advancement. The credit card debt was due largely in part to being unemployed for a long time. I also had to use payday loans, but always paid those off in full. I never missed a payment. Due to one card having a finance rate of 31.99%, the requested amount would be great if I could get it at 20% or less. Thank you.....

Monthly net income: $ 2142.31

Monthly expenses: $
  Housing: $ 375.00
  Insurance: $ 115.00
  Car expenses: $ 200.00
  Utilities: $ 135.00
  Phone, cable, internet: $ 90.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 50.00
  Credit cards and other loans: $ 453.00
  Other expenses: $ 50.00
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418060
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.99%	Starting borrower rate/APR:	7.99% / 10.07%	Starting monthly payment:	$62.66

Auction yield range:	4.27% - 6.99%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Jul-2006	Debt/Income ratio:	18%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	22	Length of status:	5y 8m
Amount delinquent:	$0	Revolving credit balance:	$2,962	Occupation:	Food Service
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	10%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	gripper	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	700-720 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008) 580-600 (May-2008) 620-640 (Nov-2007) 620-640 (Sep-2007)
Principal balance:	$2,066.30	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
CREDIT CARDS
Purpose of loan:
Refinance Prosper loan at lower rate.

My financial situation:
Have cash deposits at banks and low expenses.

Monthly net income: $ 1500

Monthly expenses: $1050

  Housing: $435
  Utilities: $ 65
  Phone, cable, internet: $ 50
  Food, entertainment: $ 450
  Clothing, household expenses $ 50
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418062
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-1991	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	9 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	38	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$21,146	Occupation:	Realtor
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	72%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	39	Homeownership:	No
Inquiries last 6m:	4

Screen name:	wealth-magician8	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARDS
Purpose of loan:
Consolidation of debt.

My financial situation:
The high number of delinquincies on my credit are all from 5 years ago. I received advice to stop making my credit card payments and declare bankruptcy. However, I could not ethically go through with it. So, I made payment plans with all my creditors except 2. One of them charged it off already and I paid in full and the other one I settled with. Since then, I have had 0 lates. I have made payments on time for 5 years and paid most of the balances off. Currently, my interest rates have skyrocketed and I'm looking for some short term assistance in consolidation. Thank you.

Monthly net income: $

Monthly expenses: $
  Housing: $ 1800
  Insurance: $ 300
  Car expenses: $ 500
  Utilities: $ 200
  Phone, cable, internet: $ 300
  Food, entertainment: $ 500
  Clothing, household expenses $ 400
  Credit cards and other loans: $ 1300
  Other expenses: $ 500
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418064
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	12.00%	Starting borrower rate/APR:	13.00% / 15.14%	Starting monthly payment:	$370.63

Auction yield range:	4.27% - 12.00%	Estimated loss impact:	2.14%
Lender servicing fee:	1.00%	Estimated return:	9.86%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Apr-1972	Debt/Income ratio:	41%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$9,560	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	NjJim	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 3	On-time:	33 ( 100% )	760-780 (Latest)
Principal borrowed:	$23,500.00	< mo. late:	0 ( 0% )	720-740 (Apr-2009) 760-780 (Mar-2008) 780-800 (Apr-2007) 720-740 (May-2006)
Principal balance:	$3,570.24	1+ mo. late:	0 ( 0% )
Total payments billed:	33
Description
4TH LOAN TO REHAB ANOTHER HOUSE
Purpose of loan:
I want to Fix Up Another Forclosed Home That I Just Purchased

My financial situation:
As you can see I have great credit, I can easily get this loan from any bank, but why should the banks make money off of me. I have spent? over $40,000 of my own personal money on this venture I purchased this house with cash no mortgage tied to this one ,but my shortfall will be between 4 to 5 K to finish this project. I will have no problem coming up with another 3K in the next 6 months but I do not want to run short. Because every day I delay could cost about $150.00 in profits. This is the 6th time I am buying a foreclosed home and the 4th time prosper has come into the picture. My 1st loan was paid off in full in less than 1 year not 3. My second was paid off in less than 3 years. And my third loan is better than current it is paid? ahead and I will be paying this off with a portion of this loan so that i only have one open loan with Prosper and only one monthly payment. I also wanted to thank all of those Prosper people out there that bid on my last loan, I just wanted to let you know that i did not pull my loan off the table , and prosper went into another quiet period and cancelled my last loan, after it was fully funded and that is why I am trying again and thanks again for all your help..

My monthly budget:
Mortgage/rent: $2300
Insurance: $ included
Car expenses: $350
Utilities: $300
Phone, cable, internet: $100
Food, entertainment: $300
Clothing, household expenses $100
Credit cards and other loan payments: $200
Other expenses: $100
---------------------------------------
Total monthly expenses: $3750.00
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418066
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	19.92%	Starting borrower rate/APR:	20.92% / 23.17%	Starting monthly payment:	$263.44

Auction yield range:	8.27% - 19.92%	Estimated loss impact:	7.47%
Lender servicing fee:	1.00%	Estimated return:	12.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1988	Debt/Income ratio:	12%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	7y 3m
Amount delinquent:	$0	Revolving credit balance:	$3,486	Occupation:	Clerical
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	31%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3

Screen name:	responsible-asset	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MEDICAL DEBT SINGLE MOM
Purpose of loan:
This loan will be used to pay off my credit card and medical debts,

My financial situation:
I am a good candidate for this loan because I have a full time job and have a desire to become debt free.  I am a responsible person, however, over the past year my son has had dental surgery and the cost was not covered by insurance.  Now I am overextended and I need to consolidate all my debt into one monthy payment that is manageable.  I am a single mom who is trying to make a better life for my son.  The stress of the bills is becoming overwhelming.  I would appreciate your help.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418070
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$501.80

Auction yield range:	11.27% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jan-2006	Debt/Income ratio:	22%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	14 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	3y 7m
Amount delinquent:	$0	Revolving credit balance:	$13,481	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	38%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	power-mulberry	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DVD KIOSK MOVIE RENTAL BUSINESS
Purpose of loan:
This loan will be used to finance the purchase of one DVD rental kiosk vending machine plus inventory and other start up costs. Revenue will be generated through the rental of DVD movies, the sale of used DVDs and advertising. Blu-Ray movies and games may also be rented and sold through the kiosk. The kiosk will be located in a yet to be determined location with a large amount of foot traffic, which may be a grocery store, convenience store, college campus, gas station, or hospital.
My financial situation:
I am a good candidate for this loan because I am an Accountant with over 15 years financial experience and a solid personal financial history and a good credit score.

Monthly net income: $ 5,000 current employment income plus an estimated income from this kiosk exceeding $2,500

Monthly expenses: $
  Housing: $
  Insurance: $ 85
  Car expenses: $ 450
  Utilities: $ 150
  Phone, cable, internet: $ 170
  Food, entertainment: $ 800
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 500
  Other expenses: $ 500
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418072
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	12.97%	Starting borrower rate/APR:	13.97% / 16.13%	Starting monthly payment:	$119.57

Auction yield range:	6.27% - 12.97%	Estimated loss impact:	5.22%
Lender servicing fee:	1.00%	Estimated return:	7.75%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-1987	Debt/Income ratio:	15%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	11y 1m
Amount delinquent:	$0	Revolving credit balance:	$2,217	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	35%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	vanillabeam	Borrower's state:	Georgia	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	36 ( 100% )	740-760 (Latest)
Principal borrowed:	$3,001.00	< mo. late:	0 ( 0% )	620-640 (Aug-2008) 620-640 (Jun-2006) 540-560 (May-2006) 620-640 (May-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	36
Description
VANILLA
Hello Everyone,

  I have been a member since 2006. My first loan helped me get my daughter off to college and do some home repairs.  I have never missed or been late on any of my paymets. In fact every now and then I just log on to my account and pay before the due date. I recently paid off my loan but as you all may know as soon as you get one thing paid off there is something else waiting and needing to be done. My roof is in need of replacing and my daughter will soon be headed back to college.

Reaching out to help a total stranger speaks volumes and I really appreciated any and all offers extended to me the first time and now my second request. Even through this tough ecnomical time I remain employed by a great company for more than 11 years.Thanks for any consideration and taking the time to review my loan.

Vanilla
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418074
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$130.07

Auction yield range:	11.27% - 19.00%	Estimated loss impact:	10.45%
Lender servicing fee:	1.00%	Estimated return:	8.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Mar-2005	Debt/Income ratio:	Not calculated
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	2 / 2	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	8	Length of status:	0y 2m
Amount delinquent:	$0	Revolving credit balance:	$852	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	orange-elevated-social	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING FOR GRAD SCHOOL
Purpose of loan:
This loan will be used to further up my education i just need to take  3 more classes in order to work as a pharmacist?

My financial situation:
I am a good candidate for this loan because as soon as i finish school i will be able to work as a pharmacist a growing filed with lots of potential for employment and paying of this loan wont be a problem in worst case scenario my parents will pay it of however it is my last option and i do not want to put this burden on them therefore i will do whatever it takes to pay it off myself dont need to put more burden on my parents?
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418076
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$542.83

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Aug-1996	Debt/Income ratio:	28%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	11 / 10	Employment status:	Full-time employee
Now delinquent:	2	Total credit lines:	30	Length of status:	9y 10m
Amount delinquent:	$1,101	Revolving credit balance:	$4,118	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	49%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	21	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	benefit-ballet	Borrower's state:	Arkansas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF ALL MY CREDIT CARDS
Purpose of loan:
This loan will be used to? pay off all my credit cards... and help my wife pay all her credit cards as well...

My financial situation:
I am a good candidate for this loan because? I have been very responsible person that is a  hard worker, I have been working at the same place for 10 years now in September of this year...I have a stable marriage of 29 years now have 2 older sons and one 8 year old boy which means the world to me.  I have been always a good payee of my bills, I rather pay my bills first even if it means not having a penny in my pocket. I have falled behind on my bills due to we had a family emergency (death of my mother in law) we had to travel out of the country and had to use some of my credit cards. I want to get back on my foot, get back on my debt free life like the one I use to have... Please help me get back on debt free life so I only have one monthly bill... If you have any questions or haveing anything that is not clear feel free to ask anything... and please bid on me we really need to get this loan...
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418078
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	27.30%	Starting borrower rate/APR:	28.30% / 30.65%	Starting monthly payment:	$498.31

Auction yield range:	17.27% - 27.30%	Estimated loss impact:	26.59%
Lender servicing fee:	1.00%	Estimated return:	0.71%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1992	Debt/Income ratio:	56%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	11 / 5	Employment status:	Retired
Now delinquent:	0	Total credit lines:	33	Length of status:	1y 4m
Amount delinquent:	$0	Revolving credit balance:	$1,394	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	73%
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1

Screen name:	Retiredsailor62	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	17 ( 100% )	680-700 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	600-620 (Jan-2008)
Principal balance:	$3,616.06	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
PAY #1 PROSPER LOAN AND BY HOME
Purpose of loan:Pay off first prosper loan and buy home at the lake.
.My financial situation:
I am a good candidate for this loan because?Drawing military retirement and drawing social security I have position my self to  cover all my expences with my residual income. and create some investment This  loan will lower my housing expense and give me extra investment income  Military $1348   mo and Social Security is $1079 mo Plus have flea market booth that generates over $300 a month
Monthly net income: $ 2717
Monthly expenses: $ 2500
  Housing: $ 400
  Insurance: $200
  Car expenses: $ 300
  Utilities: $ 100
  Phone, cable, internet: $ 150
  Food, entertainment: $ 400 Clothing, household expenses $ 100
  Credit cards and other loans: $ 650
  Other expenses: $ 200
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418080
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$8,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	11.00%	Starting borrower rate/APR:	12.00% / 14.13%	Starting monthly payment:	$265.71

Auction yield range:	3.27% - 11.00%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	9.49%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	820-840 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	21	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$6,486	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	9%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	Credit2Prosper	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	13 ( 100% )	820-840 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	780-800 (Apr-2007) 780-800 (Sep-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
PUTTING IN HARDWOOD FLOORS
Purpose of loan:
This loan will be used to replace my damaged carpet with hardwood floors. I have two kids and this carpet is over 10 years old, so it is in pretty bad shape. I have the money to do this without borrowing, but I want to help kickstart Prosper borrowing and lending again.

My financial situation:
I was laid off from my full time job about three months ago. Thank the Lord that we had made wise financial choices for years that allowed me to support my family during this time. I recently started a 9-month contract position that will hopefully turn into a full time employment opportunity. Prior to being laid off, we had hoped to move, but with a contract job as our primary income, we are now looking only at upgrading our current house.

Current Monthly Income: $15,000 (includes wife?s part-time income)
Current Monthly Expenses:
Mortgage: $1,600
Utilities: $500
Taxes, Insurance, Retirement: $5,000
Food & Entertainment: $1,500
Misc: $1,000

I am a good candidate for this loan because:
- I have paid off two Prosper loans with zero late payments
- I am a Prosper lender with around $6,000 in Prosper loans (and currently bidding on new ones)
- I have ample money in savings
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418082
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	7.50%	Starting borrower rate/APR:	8.50% / 10.59%	Starting monthly payment:	$157.84

Auction yield range:	4.27% - 7.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	5.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Feb-1995	Debt/Income ratio:	23%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	12 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	12y 5m
Amount delinquent:	$0	Revolving credit balance:	$57,874	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	68%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	ipg1234	Borrower's state:	Ohio	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	760-780 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	780-800 (May-2008)
Principal balance:	$3,358.98	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
FINISH OFF MY BASEMENT
Purpose of loan:
This loan will be used to? finish off my basement to create another bedroom, great room and full bath. This will raise the value of my house. This addition will be fully permitted and I will perform a majority of the work.

My financial situation:
I am a good candidate for this loan because?I am a very responsible person and always pay my debts on time. I have a current listing where I have not missed a payment in over a year.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418084
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	26.17%	Starting borrower rate/APR:	27.17% / 29.51%	Starting monthly payment:	$409.16

Auction yield range:	11.27% - 26.17%	Estimated loss impact:	10.65%
Lender servicing fee:	1.00%	Estimated return:	15.52%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1992	Debt/Income ratio:	17%
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	13 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	35	Length of status:	7y 2m
Amount delinquent:	$0	Revolving credit balance:	$7,218	Occupation:	Professional
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$100,000+
Delinquencies in last 7y:	3	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	jb4573	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CREDIT CARD CONSOLIDATION
Purpose of loan:
This loan will be used to consolidate two of my high balance/high interest credit cards so I can close them.  I have weekly automatic payments setup and I can provide the history to any interested investor.  The automatic payments will be stopped and the funds will reallocated and used for the automatic withdrawl from Prosper.

My financial situation:
I am a good candidate for this loan because my credit is in good standing and I have a solid payment history on my debts.  I have been employed by Lockheed Martin for almost 8 years.  I have a high level position with the company and my business unit just signed a new 10-year contract with a large federal agency, which provides a level of job security.

Monthly net income: $6,400

Monthly expenses: $
  Housing: $ 1947.00
  Insurance: $ 160.00
  Car expenses: $ 175.00
  Utilities: $ 415.00
  Phone, cable, internet: $ 82.00
  Food, entertainment: $ 900.00
  Clothing, household expenses $ 300.00
  Credit cards and other loans: $ 1082.00
  Other expenses: $ 650.00 (additional credit card payments, weekend camping trips, date nights, misc.)  This is just an average.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418086
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	11.50%	Starting borrower rate/APR:	12.50% / 14.64%	Starting monthly payment:	$100.36

Auction yield range:	11.27% - 11.50%	Estimated loss impact:	10.24%
Lender servicing fee:	1.00%	Estimated return:	1.26%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Dec-1988	Debt/Income ratio:	15%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	7 / 7	Employment status:	Retired
Now delinquent:	0	Total credit lines:	9	Length of status:	32y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,529	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	36%
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	jojojo1936	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	14 ( 100% )	760-780 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	720-740 (Apr-2008)
Principal balance:	$641.74	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
ELECTICAL REPAIRES
Purpose of loan:
This loan will be use to rewire my home; it's alum - wiring blew - out 90%

My financial situation:
I am a good candidate for this loan because? I'm honest & pay my debts [ I'd enjoy a loan ,for $ 1000 for upto a year months @ 9.5% , if need be [ as I'm truely honest & pay my debts on time ; plus I request this loan to keep my good name & maintain a fair life  standard !  I DON"T DRIVE & DON"T OWN A CAR = I HAVE ALITTLE MORE FUNDS A THE END OF EACH  MONTH TO PAY THIS LOAN] yours truely & most sincere / THANK YOU ALL & please AID ME IN THE HOUR OF NEED !
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418094
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$16,900.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$613.27

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	25.95%
Lender servicing fee:	1.00%	Estimated return:	-8.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Sep-1996	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	19	Length of status:	5y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,441	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	18%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3

Screen name:	spsavage	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 2	On-time:	37 ( 100% )	660-680 (Latest)
Principal borrowed:	$14,460.00	< mo. late:	0 ( 0% )	680-700 (Apr-2008) 680-700 (Aug-2007) 680-700 (Jul-2007)
Principal balance:	$5,546.18	1+ mo. late:	0 ( 0% )
Total payments billed:	37
Description
3RD LOAN - NEVER LATE!!
Purpose of loan:
This loan will be used to consolidate all loans.
Credit card companies are raising its rate even thought I have never been late.  So I want to consolidate all my loans to a better rate.

My financial situation:
I am a good candidate for this loan because I have taken out 2 before with Prosper and never been late. Usually my payments are early.   My wife is an IT consultant and she has a very steady and reliable income.  The house we own is in my wife?s name since she bought it before we were married.  The mortgage is only $680 and was appraised this past year with over $100,000 equity.  Furthermore, my business has actually improved in this economy and so I know with confidence that this loan be paid back.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418098
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	14.75%	Starting borrower rate/APR:	15.75% / 17.93%	Starting monthly payment:	$315.30

Auction yield range:	14.27% - 14.75%	Estimated loss impact:	14.64%
Lender servicing fee:	1.00%	Estimated return:	0.11%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-2006	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	13 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	2y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,046	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	Otaku201	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	680-700 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	600-620 (Sep-2007)
Principal balance:	$2,415.07	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
GOODBYE HIGH INTEREST CREDIT CARDS
Purpose of loan:
This loan will be used to pay off my high interest credit cards as well as my previous prosper loan. I?m trying to simplify things so I don?t have as many companies to pay. When this succeeds I?ll only have to worry about Prosper and one other company.

My financial situation:
I am a good candidate for this loan because I have always paid my bills on time, and over the minimum. I will be able to pay back this loan quite easily as I?m currently capable of paying my bills, I?m just seeking a lower rate. I?ve had a couple of credit cards raise the rates for no reason. I was thrilled to finally see this place back up and running and I figure I?d be better off giving my money to the people on here and get a better rate at the same time. It?s a win win.

Monthly net income: $ 2600

Monthly expenses: $
Housing: $ 450
Insurance: $ 0
Car expenses: $ 100
Utilities: $ 150
Phone, cable, internet: $ 100
Food, entertainment: $ 200
Clothing, household expenses $
Credit cards and other loans: $ 500
Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418100
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jul-1988	Debt/Income ratio:	32%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	19 / 13	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	10y 6m
Amount delinquent:	$0	Revolving credit balance:	$5,300	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	feisty1	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	600-620 (Latest)
Principal borrowed:	$1,000.00	< mo. late:	0 ( 0% )	560-580 (Dec-2007)
Principal balance:	$571.19	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
HELP DAUGHTER FINISH COLLEGE
Purpose of loan:
This loan will be used to? Help my daughter with college expenses & to get her into the nursing program. I will also payoff small balance on my existing loan with Prosper.

My financial situation:
I am a good candidate for this loan because? I work with for City government.  I am so high up on the seniority list, that they would have to close up, before a lay-off could affect me!  We are union workers, so my income and financial situation is stable.  I have never made a late payment on my current loan.  I am dedicated to my responsibilities and now, my daughter is just about through college!  We can finally see the finish line, and I'd like to help her through!

Monthly net income: $ 2540

Monthly expenses: $
  Housing: $ 239
  Insurance: $ 100
  Car expenses: $ 500
  Utilities: $ 70
  Phone, cable, internet: $ 100
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ 450
  Other expenses:
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418102
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jan-1999	Debt/Income ratio:	105%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	14 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	2y 2m
Amount delinquent:	$0	Revolving credit balance:	$1,823	Occupation:	Waiter/Waitress
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	1

Screen name:	dough-attraction	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
REFINANCING CREDIT CARD
Purpose of loan:
This loan will be used to? pay off a credit card account.  They sent me a change of terms (we can change your APR for any reason etc.) notice so I closed my account.  Two months later they changed my APR from 12.9% to 28.9%.  When I informed them that I had objected to their changes they said that the terms in my account already allowed them to change my APR for "serious problems that had arisen on my credit report."  My student loans went from deferment to repayment when I graduated and this lowered my credit score by 15-20 points (for additional total debt).  I suspect that the bank (WaMu) going bankrupt and being taken over by Chase had something to do with it but I'm just bitter :).  I would normally be able to pay this card off in a year now that I am out of school but the thought of paying an extra 16% compounding interest to these guys gets me livid.  I'd much rather pay interest to someone through prosper than WaMu/Chase

My financial situation:
I am a good candidate for this loan because? I have a job offer from a law firm to start in November 09 when I get my bar results.  While not a great salary (government/public interest firm), it will allow me to begin paying off debt/school loans and hopefully be debt free in four or five years.  Until November I am continuing to work as a bartender.  BTW, the total credit lines is high because of unconsolidated student loans which each appear as an individual loan.  Also, if your still reading, if I ever defaulted entirely on a loan I would be subject to discipline from the state bar which might give prospective bidders extra assurance.

Monthly net income: $ 2500-3000 (current)

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 160
  Car expenses: $ 327.27
  Utilities: $ 100
  Phone, cable, internet: $ 40
  Food, entertainment: $ 200
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 500
  Other expenses: $ 0
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418104
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.17%	Starting borrower rate/APR:	8.17% / 10.25%	Starting monthly payment:	$94.24

Auction yield range:	3.27% - 7.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Jan-1997	Debt/Income ratio:	20%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	5y 1m
Amount delinquent:	$0	Revolving credit balance:	$11,016	Occupation:	Nurse (RN)
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	61%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	1	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	Beth9502	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
FIREFIGHTER IN NEED
Purpose of loan:
This loan will be used to Help a FIREFIGHTER in need! He has recently became overwhelmed with financial problems.  His car was repossessed last week and he only have one more month on his lease agreement.

My financial situation:

He a hard working Firefighter and a loving father. He is divorced with four kids and takes care of his kids everyday that he is off. He can't afford to have a repossession his credit. I'm trying everything I can to help. If I had three thousand around to help him get out of this hole it would be his. I can easily pay the monthly payment to help him but we need the money before the third of august or else they will auction of his car. So Please have a heart and help!!
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418106
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.73%	Starting monthly payment:	$67.85

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	May-1985	Debt/Income ratio:	67%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	24 / 20	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	80	Length of status:	4y 2m
Amount delinquent:	$0	Revolving credit balance:	$55,330	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	4

Screen name:	Smith247	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	12 ( 100% )	640-660 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	620-640 (Jun-2008)
Principal balance:	$1,355.06	1+ mo. late:	0 ( 0% )
Total payments billed:	12
Description
CONSOLIDATING HIGH INTEREST CARDS
Purpose of loan:
This loan will be used pay off small balances with high rates

My financial situation:
I am a good candidate for this loan because I have had a Prosper Loan for over a year and made every payment on time.

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418114
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1997	Debt/Income ratio:	10%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	26	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$1,318	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	29%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	3

Screen name:	durable-principal	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELLO, HOME IMPROVEMENT FENCE.
Purpose of loan:
This loan will be used to? Build a fence in my backyard to keep my daughter safe, and have the dog somewhere to run. also another child is on the way and want to keep everyone safe! If you help me out, i will be very greatful, and you will be ahppy that you invested in this opportunity. thanks Again!

My financial situation:
I am a good candidate for this loan because i have had excellent credit (past 3 to 5 years)? i am very respectful and loyal, and keep to my word.  You will have no issues here. I have been with the same job for almost 8 years and i am fully dedicated. and have been living in my home for the past 5 years with my wife daughter and another on the way! Please help me keep the kids safe in the backyard for them to roam freely and have fun, also, my boxer molly would be thrilled!.. thank you for considering this ad!

Monthly net income: $ 4688

Monthly expenses: $
  Housing: $ 1922
  Insurance: $ 15
  Car expenses: $ 100
  Utilities: $ 205
  Phone, cable, internet: $ 163
  Food, entertainment: $  450
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 450
  Other expenses: $ 100
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418120
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Sep-1997	Debt/Income ratio:	29%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	14 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$626	Occupation:	Engineer - Mechanic...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	95%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	ZGoos	Borrower's state:	DistrictOfColumbia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CONSOLIDATION
Purpose of loan:
This loan will consolidate a previous peer-to-peer loan with a few other debt items.

My financial situation:
I have been at my job for nearly 3 years and am financially stable.  I've been working to pay down debt that I accumulated in the past.  About a year an a half ago I got a loan from a different peer-to-peer loan marketplace because it seemed like a good solution.  It was.  I've made payments for a year and a half and have paid down a significant fraction of the balance.  Now I'm trying to wrap that loan and a couple other items into a new loan.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418122
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	6.50%	Starting borrower rate/APR:	7.50% / 9.58%	Starting monthly payment:	$108.87

Auction yield range:	4.27% - 6.50%	Estimated loss impact:	2.11%
Lender servicing fee:	1.00%	Estimated return:	4.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	May-1995	Debt/Income ratio:	19%
Credit score:	740-760 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	29	Length of status:	2y 5m
Amount delinquent:	$448	Revolving credit balance:	$30,404	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	11%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	elbereth	Borrower's state:	Georgia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	740-760 (Latest)
Principal borrowed:	$7,000.00	< mo. late:	0 ( 0% )	760-780 (Sep-2008)
Principal balance:	$5,148.68	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
CLOSING MY CREDIT CARDS
This loan will allow me to completely pay off my credit cards, leaving me with a zero balance.  Instead, I will have a regular monthly payment with fixed rate interest - and will be paying you good people my interest instead of some mega-corporation.

Once I eliminate my credit card balance, I intend to close all of my current credit cards and, instead, get a fixed-rate credit card from my credit union.  This will better allow me to manage my money.

This is especially important to me as my husband and I are expecting a baby in January.

Note: I have researched the $448 debt.  It is a case of identity theft: my Social Security number was used to open a cable TV account without my authorization.  I was unaware of the problem until I requested the Prosper loan.  I am working with Charter Cable and the Cobb County Sheriff's Office to resolve this issue.  I've also requested a credit alert on my account from the three major credit reporting agencies.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418128
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	24.01%	Starting borrower rate/APR:	25.01% / 27.32%	Starting monthly payment:	$258.47

Auction yield range:	11.27% - 24.01%	Estimated loss impact:	10.59%
Lender servicing fee:	1.00%	Estimated return:	13.42%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Nov-1996	Debt/Income ratio:	34%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	14 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	50	Length of status:	15y 7m
Amount delinquent:	$0	Revolving credit balance:	$45,141	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	77%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	martin11	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	11 ( 100% )	680-700 (Latest)
Principal borrowed:	$13,000.00	< mo. late:	0 ( 0% )	700-720 (Apr-2009) 680-700 (May-2008) 720-740 (Apr-2008) 740-760 (Mar-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	11
Description
PAYING OFF MY CREDIT CARD
Purpose of loan:
This loan will be used
pay off a high interest credit card
My financial situation:
I am a good candidate for this loan because?
I dont have any DQs or have had any public records or late payments
I have always paid my bills on time.

house 1975
insurance 115
car 650
utilities 300
phone 175
food 300
clothing 300
CC 400
other 661
I am looking to pay off a high interest credit card. The current rate is nearing 13.9 percent. I would like to transfer the amount owed into a monthly payment so I can finally get rid of the card. It is a visa citi card. The recently raised the rate stating my debt to income ration is high. I never missed a payment or late.
If I get this loan I am will be paying it off in less than a year. I have received 2 previous loans which I have paid off. thank you for the bid.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418130
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	15.00%	Starting borrower rate/APR:	16.00% / 18.18%	Starting monthly payment:	$105.47

Auction yield range:	14.27% - 15.00%	Estimated loss impact:	14.65%
Lender servicing fee:	1.00%	Estimated return:	0.35%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1994	Debt/Income ratio:	6%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	3 / 1	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	16	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	1	Homeownership:	No
Inquiries last 6m:	1

Screen name:	eman48	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
LOWER MY APR ON CREDIT CARDS
Purpose of loan:
This loan will be used to? pay off my credit card i went over the limit once and they jack up my apr from 7.99 to 27.24  i have call ever month and them to lower it and they told they cant it been 6 months i made a payment with them every month never been late with them

My financial situation:
I am a good candidate for this loan because? im a lender so i know how important it is beeing on time with a payment is

Monthly net income: $
2200
Monthly expenses: $
  Housing: $ 500
  Insurance: $ 100
  Car expenses: $ 500
  Utilities: $ 150
  Phone, cable, internet: $ 0
  Food, entertainment: $ 200
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418134
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,500.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.00%	Starting borrower rate/APR:	10.00% / 12.11%	Starting monthly payment:	$177.47

Auction yield range:	4.27% - 9.00%	Estimated loss impact:	2.12%
Lender servicing fee:	1.00%	Estimated return:	6.88%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Apr-1999	Debt/Income ratio:	7%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	14	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$4,993	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	3%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	Bucket219	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
A DREAM RING
Purpose of loan:
This loan will be used to buy an engagement ring for my girlfriend.  With this loan, I will be able to afford to purchase the ring for cash without any financing.  With the no-financing option, the jeweler will give me a substantial discount on my purchase (approximately 10%) which we can apply towards wedding expenses.

My financial situation:
I am a good candidate for this loan because I have a strong, stable income, a good credit history, and a firm commitment to minimizing expenses.  My estimated monthly cash flow is as follows:

Monthly Income (after-tax)  - $4,200

Expenses
Rent                 - $1,075
Utilities             - $275
Auto                 - $380
Insurance          - $105
Groceries          - $250
Student Loan     - $165
Total Expenses                  - $2,250

Monthly Disposable Income - $1,950 (Monthly Income less Monthly Expenses)

If you have any questions, please ask me.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418136
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$18,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	14.00%	Starting borrower rate/APR:	15.00% / 17.17%	Starting monthly payment:	$623.98

Auction yield range:	6.27% - 14.00%	Estimated loss impact:	5.24%
Lender servicing fee:	1.00%	Estimated return:	8.76%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Aug-1996	Debt/Income ratio:	54%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	17	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$21,514	Occupation:	Attorney
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	32%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	greenback-sunshine0	Borrower's state:	Missouri	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to pay off our credit card debt.  I am a prosecutor working in a small rural county in Missouri.  I have two children (10, 8).  My wife is currently 14 weeks pregnant.  I am looking to place my family on better financial footing.

My financial situation:
I am a good candidate for this loan because I have never missed a mortgage payment or a credit card payment.  I have a stable position in a public service job.  I can make monthly payments.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418140
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$316.65

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-2001	Debt/Income ratio:	49%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	6 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	16	Length of status:	8y 9m
Amount delinquent:	$2,146	Revolving credit balance:	$1,501	Occupation:	Military Enlisted
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	103%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	activedutynav	Borrower's state:	Florida	Borrower's group:	PsychDoc's Group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 82% )	660-680 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	3 ( 18% )	660-680 (Apr-2008) 660-680 (Dec-2007) 660-680 (Aug-2006) 640-660 (Jul-2006)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	17
Description
TUBAL LIGATION REVERSAL
Purpose of loan:
This loan will be used to have a medical proceedure called a Tubal Ligation Reversal done.  My wife and I are wanting to have children of our own.  She has 2 children from a previous marriage.  We have been together now for almost 3 years.  She has a Tubal Ligation done after giving birth to her second child, because she felt the relationship she was in could not withstand anymore children.  We are wanting to have atleast one possibly two children, thus the reason we are opting for the TL reversal over IVF.

My financial situation:
I am a good candidate for this loan because this will be the second Prosper Loan I have had.  The first was great.  I made nearly all my payments on time.  I have come a long way since then.  I make plenty of money to support this loan, as does my wife.  She is a registered nurse at a local hospital.  She was planning on working overtime to pay for this proceedure however after looking at the time it would take to raise $7,000 we decided to give the wonderful people on Prosper a chance.

Monthly net income: $ 4000 give or take she brings home about the same.

Monthly expenses: $
  Housing: $ 1500
  Insurance: $ 150
  Car expenses: $ 900
  Utilities: $ 400
  Phone, cable, internet: $ 100
  Food, entertainment: $ 250
  Clothing, household expenses $ 200
  Credit cards and other loans: $ 200
  Other expenses: $ 0
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418144
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$11,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	25.0%

Starting lender yield:	31.03%	Starting borrower rate/APR:	32.03% / 34.44%	Starting monthly payment:	$479.28

Auction yield range:	17.27% - 31.03%	Estimated loss impact:	26.82%
Lender servicing fee:	1.00%	Estimated return:	4.21%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	3	First credit line:	Oct-1997	Debt/Income ratio:	27%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	8 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	34	Length of status:	22y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,339	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	98%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	boulderclear	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	620-640 (Latest)
Principal borrowed:	$2,950.00	< mo. late:	0 ( 0% )	600-620 (Jun-2008) 560-580 (May-2008) 580-600 (Apr-2008) 580-600 (Mar-2008)
Principal balance:	$2,031.12	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
GROW MY GREAT BUSINESS + CONSOLIDAT
Purpose of loan: To pay off existing debts, buy new equipment for our business and promote our additional services
My financial situation: is good but I am trying to rid the high interest credit cards
I am a good candidate for this loan because?i have built this business from $35,000 its first year to over $270,000 last year (its 5th year).  I have listed this as personal because I want no one else to assume this loan.  I will pay this off in
1/2 the time it is listed for.
I have always paid my debts even when disabled by a achilies tendon surgury
Monthly net income: $ 7500

Monthly expenses: $ 5000
  Housing: $ 1000
  Insurance: $ 600
  Car expenses: $ 500
  Utilities: $ 150
  Phone, cable, internet: $ 100
  Food, entertainment: $ 600
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 1000
  Other expenses: $ 1000
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418146
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$371.64

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	35.56%
Lender servicing fee:	1.00%	Estimated return:	-16.56%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Nov-1990	Debt/Income ratio:	17%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	28	Length of status:	2y 8m
Amount delinquent:	$0	Revolving credit balance:	$3,859	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	13	Homeownership:	Yes
Inquiries last 6m:	4

Screen name:	interest-leader	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SEEKING ONE LOW PAYMENT PER MONTH
Purpose of loan:
This loan will be used to? consolidate my credit cards into one monthly payment as opposed to many small (some large) payments.

My financial situation:
I am a good candidate for this loan because? I know that I could make one payment for all of my debt and maybe still have money left for my family.

Monthly net income: $ 2300

Monthly expenses: $
  Housing: $ 1688
  Insurance: $ 300
  Car expenses: $ 339
  Utilities: $ 285
  Phone, cable, internet: $ 108
  Food, entertainment: $ 800
  Clothing, household expenses $ ??? Never have any money for these things.  If I do need money for these things, I have to not pay one of my bills in order to get these
  Credit cards and other loans: $ 400
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418164
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	6.2%

Starting lender yield:	26.50%	Starting borrower rate/APR:	27.50% / 29.84%	Starting monthly payment:	$410.94

Auction yield range:	8.27% - 26.50%	Estimated loss impact:	6.84%
Lender servicing fee:	1.00%	Estimated return:	19.66%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Dec-1993	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	13 / 13	Employment status:	Self-employed
Now delinquent:	2	Total credit lines:	38	Length of status:	8y 0m
Amount delinquent:	$0	Revolving credit balance:	$11,338	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	40%	Stated income:	$100,000+
Delinquencies in last 7y:	4	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	GrowingPractice	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CPA PRACTICE EXPANSION
Purpose of loan: This loan will be used to?

Provide working capital to help me to continue to expand my CPA practice.  We are currently experiencing rapid growth and I need to hire somebody to help in the business.  I have been working 80-90 hours a week to keep up with the work all summer.  I have a young family (3 kids 8, 6 and 2) and I would like to be able to spend some more quality time with them.  I already have a number of people who are begging to work for me from our prior experiences together when I was working for someone else on a full-time basis.

I am not afraid of working hard and as a result of my very customer friendly style; new business is beating down my door.  My practice is different because I work with my clients to help them legally minimize their tax obligations while at the same time maximizing their profit potential.  I work with them in all areas of their business from operations, management, accounting and finance, cash flow, sales, personnel and strategic planning.

I am a good candidate for this loan because?

I completely and sincerely understand the level of trust and faith that you will have placed with me by lending me this money.  I operate on a very strict code of honor and would rather walk to my office before I ever failed in making any payment on this obligation.  The repayment is even more important to me because I would be paying individuals rather than a bank or other financial institution.

The current delinquencies were charge offs from 6 years ago due to a business failure.

I want to thank you for taking the time to read through this and considering me and my family when making a lending decision.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418166
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,750.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	14.27%	Starting borrower rate/APR:	15.27% / 17.44%	Starting monthly payment:	$95.69

Auction yield range:	14.27% - 14.27%	Estimated loss impact:	15.31%
Lender servicing fee:	1.00%	Estimated return:	-1.04%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Apr-1997	Debt/Income ratio:	17%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	12 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	29	Length of status:	10y 11m
Amount delinquent:	$0	Revolving credit balance:	$2,733	Occupation:	Retail Management
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	108%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	jman78	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	15 ( 100% )	620-640 (Latest)
Principal borrowed:	$4,000.00	< mo. late:	0 ( 0% )	640-660 (Mar-2008)
Principal balance:	$2,570.95	1+ mo. late:	0 ( 0% )
Total payments billed:	15
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to? Pay off the last remaining credit cards that I have.

My financial situation:
I am a good candidate for this loan because? I have a few credit dings, but I do pay my bills on time.  My other prosper loan is 100% current.  Don't let the rating intimidate you from lending. Every loan I have ever taken, I have paid them off early and never missed a payment.

Monthly net income: $ 2400

Monthly expenses: $
  Housing: $ 370
  Insurance: $ 75
  Car expenses: $ 0 (paid off vehicle loan)
  Utilities: $ 55
  Phone, cable, internet: $ 50
  Food, entertainment: $ 100
  Clothing, household expenses $ 25
  Credit cards and other loans: $ currently my credit cards run me about $150, my other prosper loan is $138
  Other expenses: $ Gas runs about $160
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418168
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,800.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$137.89

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Aug-1999	Debt/Income ratio:	27%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	11 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	6y 8m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Administrative Assi...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	authoritative-dough	Borrower's state:	Virginia	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
DEBT REFINANCE
Purpose of loan:
This loan will be used to refinance existing debt for a lower interest rate so that I can save money by paying off that debt sooner.

My financial situation:
I am a good candidate for this loan because I am a college graduate with a good job. I have been employed with my current company for almost two years. Before that I was employed through a sister company of my current company for five years. I have paid off around $10,000 of debt in the last two years. I have a solid employment history going back over 13 years. From time to time I work second jobs nights and weekends. I am single with no children, I am able to live fairly cheaply. I rarely eat out or make purchases besides seeing a movie here and there. My car is paid off and in good repair. I don't open new lines of credit unless it is for a balance transfer for a lower interest rate. I have an emergency fund in my savings account. I should be receiving a raise within a few months after I earn another certification. I don't use the credit that I do have. I am on time with my payments.

Monthly net income: $ 2,060

Monthly expenses: $
  Housing: $ 450
  Insurance: $ 30
  Car expenses: $ 40
  Utilities: $ 15
  Phone, cable, internet: $ 10
  Food, entertainment: $ 100
  Clothing, household expenses $ 20
  Credit cards and other loans: $ 630
  Other expenses: $ 0
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418170
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$1,800.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$81.42

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	May-1996	Debt/Income ratio:	13%
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	1 / 1	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	19	Length of status:	19y 7m
Amount delinquent:	$0	Revolving credit balance:	$0	Occupation:	Other
Public records last 12m / 10y:	0/ 2	Bankcard utilization:	0%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	Christine0721	Borrower's state:	Alabama	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	560-580 (Jan-2008)
Principal balance:	$1,383.43	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
HELP DAUGHTER WITH COLLEGE TUITION
Purpose of loan:
This loan will be used to? purchase school books for my daughter

My financial situation:
I am a good candidate for this loan because? I have been employed with the same company for 19 years. i have always paid my bills as expected until the death of my husband and my daughters dad. After his death I had to file bankruptcy. All debt listed on my credit bureau was included in bankruptcy. My home was sold so the large loan listed in my credit bureau is paid in full. I have paid my current Prosper loan as agreed and my credit score has increased significantly. Also, my Bankruptcy will be paid off this November which is also paid as agreed.

Monthly net income: $ 2,556

Monthly expenses: $
  Housing: $ 375.00
  Insurance: $ 196.00
  Car expenses: $ 120.00
  Utilities: $ 240.00
  Phone, cable, internet: $ 135.00
  Food, entertainment: $ 300.00
  Clothing, household expenses $ 200.00
  Credit cards and other loans: $ 0
  Other expenses: $ 125.00
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418172
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$407.12

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Oct-2002	Debt/Income ratio:	Not calculated
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	7 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	3y 11m
Amount delinquent:	$0	Revolving credit balance:	$11,239	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	80%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	admirable-dinero	Borrower's state:	NorthCarolina	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CONSOLIDATE MY CREDIT CARD DEBT
Purpose of loan:

I have two credit cards with high interest rates which I would like to consolidate into one easy payment.

I have not been using these cards and have been making payments of $500 per month on each card. The high intrest makes paying them off difficult.
I am a good candidate for this loan as I have good credit, no late payments, own my own home and have been steadily employed with a growing company for the past 4 years.

Thanks for your help.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418176
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$19,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$689.47

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Feb-1990	Debt/Income ratio:	35%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	15 / 14	Employment status:	Full-time employee
Now delinquent:	1	Total credit lines:	45	Length of status:	5y 3m
Amount delinquent:	$75	Revolving credit balance:	$16,546	Occupation:	Civil Service
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	66%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	unconquerable-payout	Borrower's state:	Arizona	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARDS
Purpose of loan:
This loan will be used to consolidate credit card debt?

My financial situation:
I am a good candidate for this loan because I have a secure job and my income will continue to increase and my debt will go down. If I can lower my interest rate I can pay off my debt much faster.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418180
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$271.42

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1998	Debt/Income ratio:	12%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	18	Length of status:	0y 9m
Amount delinquent:	$0	Revolving credit balance:	$184	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	36%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	worth-squadron	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
SAVING MONEY ON ER BILL
Purpose of loan:

I went to the ER for 6 hours and received a $ 13,000 bill!

$ 8,000 for 2 cat scans!

I save $ 2,000 off the bill if I pay in full by August 6th.

Ironically, my employee health coverage begins August 1st.

My financial situation:

I am a very frugal person with a stable job and saving $ 1,000 a month.

My saving rate will increase to $ 1,500 a month with a roommate.

I plan to pay off this loan within 6 months.

Monthly income: $ 3,000. $ 3,500 with a roommate.

Monthly expenses: $ 2,000

  Housing: $ 900

  Food: $ 400

  Student Loans: $ 220

  Utilities: $ 100

  Insurance: $ 100

  Phone, cable, internet: $ 100

  Other: $ 50

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418186
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$15,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$544.32

Auction yield range:	17.27% - 17.27%	Estimated loss impact:	18.95%
Lender servicing fee:	1.00%	Estimated return:	-1.68%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Mar-1992	Debt/Income ratio:	30%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	10 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	37	Length of status:	3y 9m
Amount delinquent:	$0	Revolving credit balance:	$71,813	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	93%	Stated income:	$75,000-$99,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	CollardEnterprises	Borrower's state:	Massachusetts	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	18 ( 100% )	660-680 (Latest)
Principal borrowed:	$7,500.00	< mo. late:	0 ( 0% )	700-720 (Jan-2008) 600-620 (Dec-2007)
Principal balance:	$1,796.00	1+ mo. late:	0 ( 0% )
Total payments billed:	18
Description
EXPANDING BIODIESEL BUISNESS!!
Purpose of loan:

  C0llard Enterprises, Inc. (C0llard Green Fuels) needs you help expanding!  I require financing to expand my buisness.  I am looking to purchase production equipment and supplies to expand producing BioDiesel for customers I already have.  I have been producing BioDiesel on a small scale now for over a year and want to take the next step.  I have a constant supply of FREE waste vegetable oil (WVO) as well as 200+ gallons already on hand.

 Will you help say NO to big oil?!

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418190
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	7.0%

Starting lender yield:	19.92%	Starting borrower rate/APR:	20.92% / 23.17%	Starting monthly payment:	$263.44

Auction yield range:	8.27% - 19.92%	Estimated loss impact:	7.47%
Lender servicing fee:	1.00%	Estimated return:	12.45%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Aug-1985	Debt/Income ratio:	Self-employed (DTI Not Calculated)
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Self-employed
Now delinquent:	0	Total credit lines:	22	Length of status:	3y 6m
Amount delinquent:	$0	Revolving credit balance:	$27,917	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	34%	Stated income:	$100,000+
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	JCM01964	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	5 ( 100% )	780-800 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	860-880 (Sep-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	5
Description
650 DRY FALLS IMPROVEMENTS
Purpose of loan:
This loan will be used to? Do some home improvemets to my house bedrooms and Kitchen and to fix solar water heater.
My financial situation:
I am a good candidate for this loan because? I always pay on time my debts and I have the income to support my credit.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418200
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$262.48

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	May-1995	Debt/Income ratio:	46%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	17 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	9y 0m
Amount delinquent:	$0	Revolving credit balance:	$20,733	Occupation:	Food Service Manage...
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	67%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	avslover1	Borrower's state:	Colorado	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	24 ( 100% )	640-660 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	560-580 (Mar-2008) 560-580 (Feb-2008) 660-680 (Jul-2007)
Principal balance:	$1,979.11	1+ mo. late:	0 ( 0% )
Total payments billed:	24
Description
PAYING OFF HIGH RATE CREDIT CARDS
Purpose of loan:
This loan will be used to? clean up my act.
My financial situation:
I am a good candidate for this loan because? I already have a loan through Prosper and have never been late.  Would like to pay off credit cards and clean up my act by getting rid of these credit cards.
Monthly net income: $ 3038.46

Monthly expenses: $
  Housing: $ 937.
  Insurance: $ 150.
  Car expenses: $ 200.
  Utilities: $ 100.
  Phone, cable, internet: $ 60.
  Food, entertainment: $ 150.
  Clothing, household expenses $ 100.
  Credit cards and other loans: $ 400.
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418202
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$6,500.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	25.17%	Starting borrower rate/APR:	26.17% / 28.49%	Starting monthly payment:	$262.48

Auction yield range:	11.27% - 25.17%	Estimated loss impact:	10.62%
Lender servicing fee:	1.00%	Estimated return:	14.55%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Jun-1997	Debt/Income ratio:	20%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	22y 9m
Amount delinquent:	$0	Revolving credit balance:	$9,436	Occupation:	Police Officer/Corr...
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	88%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	thisbucksforu	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	16 ( 100% )	680-700 (Latest)
Principal borrowed:	$3,000.00	< mo. late:	0 ( 0% )	660-680 (Feb-2008)
Principal balance:	$1,793.13	1+ mo. late:	0 ( 0% )
Total payments billed:	16
Description
PAYING OFF CREDIT CARD
Purpose of loan:
This loan will be used to? To pay off high intrest rate credit card.

My financial situation:
I am a good candidate for this loan because? I can make the payments on this loan as I have several rental properties and a full time job in which I have been employed at for 21 years. I also am fixing up a house that I am going to sell this spring.

Monthly net income: $ 3,250.00

Monthly expenses: $
  Housing: $ 409.00
  Insurance: $ 116.00
  Car expenses: $ 285.00
  Utilities: $ 200.00
  Phone, cable, internet: $ 89.00
  Food, entertainment: $ 300.00
  Clothing, household expenses $ 200.00
  Credit cards and other loans: $ 200.00
  Other expenses: $ 350.00 for payments on rental properties that bring in 675.00 per month
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418204
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Oct-1995	Debt/Income ratio:	35%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	32	Length of status:	1y 9m
Amount delinquent:	$0	Revolving credit balance:	$8,413	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	71%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	3

Screen name:	dwwild	Borrower's state:	Pennsylvania	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 1	On-time:	14 ( 100% )	660-680 (Latest)
Principal borrowed:	$5,000.00	< mo. late:	0 ( 0% )	620-640 (May-2008)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	14
Description
NO MORE CREDIT CARD INTERST PLEASE!
Purpose of loan:
This loan will be used to?
debt consolidation, I'm looking to get out from under the high interest rates on my credit cards. I also own a piece of land, so part of this money will go toward a land survey (etc) so that I can do something with the property.

My financial situation:
I am a good candidate for this loan because?
I have a good job that I work full time as a Technical Support rep and I also work a 2nd job part time just for some extra cash. I just want to be able to pay off my cards as soon as possible so I can start saving more money to put aside as a down payment for a house.

Monthly net income: $ 2603 + an additional $600 from my 2nd job.

Monthly expenses: $
  Housing: $ 0.00
  Insurance: $ 134.00
  Car expenses: $ 265.00
  Utilities: $ 50.00
  Phone, cable, internet: $ 30.00
  Food, entertainment: $ 150.00
  Clothing, household expenses $ 100.00
  Credit cards and other loans: $ 300.00
  Other expenses: $ 0.00
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418208
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$90.47

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Jun-1993	Debt/Income ratio:	Not calculated
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	13 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	36	Length of status:	2y 3m
Amount delinquent:	$0	Revolving credit balance:	$176,479	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	100%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	2	Homeownership:	No
Inquiries last 6m:	1

Screen name:	bid-oyster	Borrower's state:	Idaho	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MY WEDDING
Purpose of loan:
This loan will be used to?
Help pay for my wedding to my fiance.
My financial situation:
I am a good candidate for this loan because?

Monthly net income: $ 2,500

Monthly expenses: $
  Housing: $ 1071.00
  Insurance: $ 50.00
  Car expenses: $ 30.00
  Utilities: $ 125.00
  Phone, cable, internet: $ 50.00
  Food, entertainment: $ 200.00
  Clothing, household expenses $ 75.00
  Credit cards and other loans: $ 250.00
  Other expenses: $ 50.00
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418210
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$1,130.90

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Jan-2005	Debt/Income ratio:	106%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	5	Length of status:	2y 9m
Amount delinquent:	$0	Revolving credit balance:	$536	Occupation:	Sales - Retail
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	87%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	ready-value	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELP WITH COLLEGE CAREER
Purpose of loan:

This loan will be used to?

Hello,

Hi,

I  have had dreams of becoming a financial services rep, and i am very good at finance actually I have read books from the same authors that have made rich dad boo series like financial IQ made by robert kyosaki books that have made me love finance and books that have tought me how to finance my money good teachings of responibility was always important to me. Now I want a career in finance because I want to help others achieve their financial dreams like owning a business or buyng a house. This is a gift of not only money but a chance to do the right thing and let someone go to college and become someone who they want to be in the future. I want to open doors to new businesses and open the doors to new financial firms which have always been a dream. This is a chance not only to give a creditable trustworthy person a chance but to help out in the process in being a better person creating a better future for someone. I have a proven track record of paying loans on time and have good credit thank you for your concideration much appreciated.

Thank you very much

My financial situation:

I am a good candidate for this loan because?

When  I graduate I will thank you for providing me this opporttunity. Now I can look forward to a brighter future with this loan. I have also other sources of income that can benefit me in paying this off. Its not ard for me to pay this off. I really just need the money now because im going to college soon in september.Again thank you for your interest in helping create a brighter future for me..

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418212
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$12,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	19.00%	Starting borrower rate/APR:	20.00% / 22.24%	Starting monthly payment:	$445.96

Auction yield range:	17.27% - 19.00%	Estimated loss impact:	19.06%
Lender servicing fee:	1.00%	Estimated return:	-0.06%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Nov-1997	Debt/Income ratio:	18%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	3 / 3	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	6	Length of status:	4y 10m
Amount delinquent:	$0	Revolving credit balance:	$14,365	Occupation:	Analyst
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	82%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	2

Screen name:	currency-cedar	Borrower's state:	RhodeIsland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CCARDS
Purpose of loan:

This loan will be used to? pay off 2 credit cards - tired of paying ccard companies.

My financial situation:

I am a good candidate for this loan because? I have a stable Job, wife and 3 kids.

Monthly net income: $ 3,600

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418218
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$452.36

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-1997	Debt/Income ratio:	24%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	1y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,825	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	26%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3

Screen name:	spry-integrity	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELP WITH WEDDING EXPENSES
Purpose of loan:
Hi Everyone, I'm getting Married next month. All the payments are coming due- and I'm coming up short. I'm already 75% done with paying for the wedding- but I need to make my last final payment. This loan will be used to finalize payment on the wedding hall, and help pay for all the last minute expenses that come up.

My financial situation:
I am a good candidate for this loan because, I am responsible. I always pay my bills on time. I'm a Supervisor at a Financial Services Consulting company. I pay all my bills on time. I don't have rent to pay. My fiance bought a house and has no mortgage. So with not having a rent payment or a car payment- I will have no problem making my monthly payments. Also I plan to use  some of the wedding money I receive as gifts - to help pay down my loan. My fiance has his car payments and all the utility payments. None of my income is going towards those bills. But i want to be able to help pay for my own wedding and not worry in the last month.

Monthly net income: $ My monthly net income after taxes are taken out is 4, 100

Monthly expenses: $
  Housing: $ ZERO
Inurance: $ ZERO
  Car expenses: $ ZERO
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $ 200
  Clothing, household expenses $ 100
  Credit cards and other loans: $ 500
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418220
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	B
Term:	36 months	Estimated loss:	5.0%

Starting lender yield:	0.01%	Starting borrower rate/APR:	1.01% / 3.01%	Starting monthly payment:	$282.12

Auction yield range:	6.27% - 0.01%	Estimated loss impact:	4.96%
Lender servicing fee:	1.00%	Estimated return:	-4.95%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	8	First credit line:	Jan-2000	Debt/Income ratio:	16%
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	8 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	12	Length of status:	9y 10m
Amount delinquent:	$0	Revolving credit balance:	$3,076	Occupation:	Computer Programmer
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	12%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	1

Screen name:	foobarjar	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
Consolidate credit card debts, one is at 19.80% and another is 16.24%

My financial situation:
I am a good candidate for this loan because I have very little debt and planning to completely get rid of all my debt by the end of the year.  I do not have any other living cost since I live with a friend who owns the house.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418222
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	7.17%	Starting borrower rate/APR:	8.17% / 10.25%	Starting monthly payment:	$62.83

Auction yield range:	3.27% - 7.17%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	6.57%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Dec-1990	Debt/Income ratio:	40%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	17 / 17	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	41	Length of status:	7y 11m
Amount delinquent:	$0	Revolving credit balance:	$41,694	Occupation:	Principal
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	51%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	systematic-treasure	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAVING DRIVEWAY
Purpose of loan:
This loan will be used to? pave my driveway.  I have been putting thousands of dollars into my home out of my own pocket for the past three years and this is my last project!

My financial situation:
I am a good candidate for this loan because? My wife and I make approximatley $108,000 annually.  Both of our jobs are stable.  I have been in education for the past 15 years.  I just finished my Master's degree two years ago and paid for that out of pocket, so I drained my savings for that.  My wife has been in physical therapy for the past 10 years.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418226
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$20,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	18.00%	Starting borrower rate/APR:	19.00% / 21.22%	Starting monthly payment:	$733.12

Auction yield range:	17.27% - 18.00%	Estimated loss impact:	35.50%
Lender servicing fee:	1.00%	Estimated return:	-17.50%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1999	Debt/Income ratio:	23%
Credit score:	680-700 (Jul-2009)	Current / open credit lines:	6 / 5	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	28	Length of status:	11y 3m
Amount delinquent:	$0	Revolving credit balance:	$2,620	Occupation:	Executive
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	97%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	1

Screen name:	thoughtful-balance	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
CAT GROOMING -$30K ALRDY INVESTED
Purpose of loan:
This loan will be used to?complete my FELINE ONLY GROOMING SHOP:-)   (Love dogs also, I just specialize in cats:-).

My husband and I are converting our attached garage (& have formed an S-incorporated business) to use my cat grooming skills for my own small business.  We have already invested $30k of our own savings--we believe that strongly in this--- but need this requested loan to finish up the electric & interior construction.

 I will be doing cat grooming part-time along with my Mon-Fri 7-3 full time job until all loans are paid off ---then hope to branch off and do this full-time so can start a family and be home based:-) I already have a waiting list of future customers--even more incentive but can do nothing until my shop  is completed.  I dreaded going to the bank and hope if this works for me going this route with you at Prosper, I can pay it forward for someone else and invest here myself down the road for someone else to create their dream business:-)  HOPE YOU'LL INVEST IN US.

My financial situation:
I am a good candidate for this loan because? Have worked in corporate America since I left college and continue to work for a strong corporate utility company entering my 12th year.  My present credit score with Experian is at 654 as I went through a divorce back in 2005 that still affects my credit score even after I have paid things off. But on a positive note, I have since remarried as of 12/2006 and we sought a financial advisor immediately that got us on the right track with auto pay and auto deduct of all paychecks/bills since that time, and my score has been increasing.  I have a union backed job and have been tenured into the company after reaching the 10year mark but cannot tap into any pension/401K without penalty, and we need further funds now (thus this loan) to complete the constructions and have some working capital cushion.

Monthly net income: $ 2502.00

Monthly expenses: $
  Housing: $ 756
  Insurance: $ Included in $756
  Car expenses: $ 298
  Utilities: $ 310 (live in town with own elec generation and village water/sewer--min cost due to)
  Phone, cable, internet: $ $200
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $ (3) 1) Lowes $768 no interest for 6 months for building shop materials/2) Home Equity Loan-for business building of shop use /3) Invisible fence for cats for business $2,620.
  Other expenses: $ None  Only use debit cards for purchases --no credit card except Lowes
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418228
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$10,000.00	Prosper Rating:	D
Term:	36 months	Estimated loss:	10.0%

Starting lender yield:	12.75%	Starting borrower rate/APR:	13.75% / 15.90%	Starting monthly payment:	$340.56

Auction yield range:	11.27% - 12.75%	Estimated loss impact:	10.28%
Lender servicing fee:	1.00%	Estimated return:	2.47%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Dec-1986	Debt/Income ratio:	25%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	6 / 6	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	48	Length of status:	2y 1m
Amount delinquent:	$0	Revolving credit balance:	$9,508	Occupation:	Teacher
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	69%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	91	Homeownership:	No
Inquiries last 6m:	0

Screen name:	unassuming-affluence	Borrower's state:	Florida	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
LOWER RATE FOR CREDIT CARDS
Purpose of loan:
This loan will be used to secure a lower rate for credits cards only.

My financial situation:
I am a good candidate for this loan because I am responsible and accountable. My obligations to make payments is based on honesty.
Since February I have started a part time private therapy practice for Autistic Children with deficits in language/communications, academics, social skills, behavior issues and support for parents. My income from this therapy at present is 10,000 since February.
There is a discrepency in credit with Chase on one card due to lack of communication and no statements being issued. This was previously a Washington Mutual Card and I had no late fees, no problems. When Chase took over I recieved no statements and they were very uncompliant. I really want nothing to do with Chase Manhattan Banks..
I also hold CD's at Gold Coast Federal and Suntrust
I also have a brockerage acccount with Bank of America.
I have an account at National City also.
I have IRA with Thrivent for Lutherans.I do own a home in Saginaw, MI..and have owned it for 20 years and get a rental income.

Regards,

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418232
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$9,500.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	1.5%

Starting lender yield:	9.52%	Starting borrower rate/APR:	10.52% / 12.63%	Starting monthly payment:	$308.86

Auction yield range:	3.27% - 9.52%	Estimated loss impact:	1.51%
Lender servicing fee:	1.00%	Estimated return:	8.01%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Nov-1963	Debt/Income ratio:	30%
Credit score:	800-820 (Jul-2009)	Current / open credit lines:	31 / 25	Employment status:	Retired
Now delinquent:	0	Total credit lines:	50	Length of status:	2y 0m
Amount delinquent:	$0	Revolving credit balance:	$1,384	Stated income:	$50,000-$74,999
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	1%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	tsp001	Borrower's state:	Maryland	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	10 ( 100% )	800-820 (Latest)
Principal borrowed:	$6,800.00	< mo. late:	0 ( 0% )	820-840 (Aug-2008)
Principal balance:	$5,069.38	1+ mo. late:	0 ( 0% )
Total payments billed:	10
Description
GRANDDAUGHTERS GRADUATE STUDY PROGR
Purpose of loan:This loan will be used to pay for my granddaughters graduate study program  She is planning on continuing her studies in geology in Ireland through James Madison University.

My financial situation:I am a good candidate for this loan because I have excellent credit and always pay my debts quickly.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418236
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	34.5%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$339.27

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	36.51%
Lender servicing fee:	1.00%	Estimated return:	-2.51%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	1	First credit line:	Apr-1986	Debt/Income ratio:	26%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	8 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	21	Length of status:	1y 3m
Amount delinquent:	$0	Revolving credit balance:	$10,207	Occupation:	Skilled Labor
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	97%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	4	Homeownership:	No
Inquiries last 6m:	5

Screen name:	commerce-opera6	Borrower's state:	Nevada	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF MY CREDIT CARDS
Purpose of loan:
This loan will be used to consolidate credit debt for the purpose of reducing my monthly costs. The reduction will enable to qualify for a VA first time buyers mortgage loan to purchase a home. I believe the timing of this move would increase my credit worthiness. By utilizing the benefits of a VA loan, the government home buyers stimulus package, and yearly tax benefits I can improve my credit ratings. Upon relieving my debt load I feel that peer to peer lending is the new wave of investment which I am very interested.
My financial situation:
I am a good candidate for this loan because as with many americans I am trying to better myself. During these economic times I am one of the fortunate to be gainfully employed with an excellent company. I have been given the oppurtunity invest ing the company stock purchase plan along with the traditional 401-K plan. My only difficulty is trying to payoff high intrest credit cards. My current payment record is flawless but I regret aquiring them.
Monthly net income: $ 2,100

Monthly expenses: $
  Housing: $925
  Insurance: $80
  Car expenses: $ 200
  Utilities: $85
  Phone, cable, internet: $150
  Food, entertainment: $400
  Clothing, household expenses $200
  Credit cards and other loans: $400
  Other expenses: $
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418246
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1989	Debt/Income ratio:	Not calculated
Credit score:	700-720 (Jul-2009)	Current / open credit lines:	0 / 0	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	15	Length of status:	6y 6m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	0%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	silver-pumpkin	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
MIDDLE CLASS ALL AMERICAN FAMILY
Purpose of loan:
This loan will be used to help a middle-class family catch-up, stay afloat. We are falling behind on bills, want to catch-up, avoid late fees, stay current.
Married 18 years (in October) we had difficulty having children, we now have 2 beautiful girls ages 2 and 4.

My financial situation:
I am a good candidate for this loan because my husband is a hard working Civil Servant (21 years on the job). We are honest people, own our own home (6 years).

Monthly net income: $ 3750

Monthly expenses: $
  Housing: $ 2000
  Insurance: $ 100
  Car expenses: $ 50
  Utilities: $ 100
  Phone, cable, internet: $ 100
  Food, entertainment: $ 200
  Clothing, household expenses $ 50
  Credit cards and other loans: $ 150
  Other expenses: $ 0
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418248
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$135.71

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	15.57%
Lender servicing fee:	1.00%	Estimated return:	18.43%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Nov-1985	Debt/Income ratio:	36%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	9 / 9	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	19	Length of status:	24y 0m
Amount delinquent:	$0	Revolving credit balance:	$117,270	Occupation:	Truck Driver
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	99%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	diligent-basis	Borrower's state:	Utah	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
REMODELING BATHROOM
Purpose of loan:
This loan will be used to?
Remodel our Bathroom
I am a good candidate for this loan because?
I am reliable and have been with the same company for 24 years.  I have lived in the same place for 24 years. My wife also contributes her income.  I have always paid my bills and have never been late on a pyment.  Most of the revolving credit is from a home equity line of credit we took out when my son was young to pay medical bills.   My  Son  just graduated from high school and we just spent money on enrolling him in Tech. School, now we find there is a  need to remodel our bathroom.  It has mold and there are things that need to be ripped out and the plumbing repaired.  I will be doing most of the work myself along with a plumber friend, saving us thousands of dollars.  This is my second attempt to fund so i am asking for half the amount just to get the bare basics done.  Thanks to all of those who bid the first time. I sure would appreciate any help I could get.
My financial situation:
Monthly net income: $ 3,500
Wife's Income 2,000
Monthly expenses: $
  Housing: $ 450,00
  Insurance: $   200.00
Car expenses: $ 100.00
  Utilities: $ 125.00
  Phone, cable, internet: $ 110.00
  Food, entertainment: $ 400.00
  Clothing, household expenses $
  Credit cards and other loans: $ 1300
  Other expenses: $ 200.00
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418252
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,600.00	Prosper Rating:	A
Term:	36 months	Estimated loss:	2.1%

Starting lender yield:	9.42%	Starting borrower rate/APR:	10.42% / 12.53%	Starting monthly payment:	$116.87

Auction yield range:	4.27% - 9.42%	Estimated loss impact:	2.13%
Lender servicing fee:	1.00%	Estimated return:	7.29%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	9	First credit line:	Oct-2005	Debt/Income ratio:	25%
Credit score:	720-740 (Jul-2009)	Current / open credit lines:	10 / 8	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	15	Length of status:	5y 11m
Amount delinquent:	$0	Revolving credit balance:	$97	Occupation:	Accountant/CPA
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%	Stated income:	$1-$24,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	AnGeL_LoVeR	Borrower's state:	Washington	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	0 / 2	On-time:	8 ( 100% )	720-740 (Latest)
Principal borrowed:	$6,000.00	< mo. late:	0 ( 0% )	720-740 (Jun-2008) 700-720 (Feb-2008) 700-720 (Nov-2007) 700-720 (Sep-2007)
Principal balance:	$0.00	1+ mo. late:	0 ( 0% )
Total payments billed:	8
Description
NEED ONE PAYMENT
About Me

Fist of all I would like to say that this would be my third loan through prosper and I have paid both previous loans off completely.

I am currently employed Full Time at a major Laboratory located in Spokane, WA. I have been employed with this company for over 5 years.  I was out of work for 8 weeks due to breaking my right arm & hand. I was unable to perform my daily tasks due to the type of casting I was given. In the time I was out of work, I had to obtain a few personal / bank loans just to get by due to not having income for that period of time. My Health Insurance plan is a High Deductable ($1,400) through Premera, so with this injury I have ended up with quite a lot of Medical bills.

I would really like the chance to pay off the Doctors and the personal loans I have regrettably accumulated and turn everything into one monthly affordable payment. I do live with my fianc?, although, I am only using my income stats.

Monthly income:$2,100 (Using only my income)

Housing: $ 693 (includes mortgage, tax and home owners insurance)

Insurance: $ 60 (auto)

Car expenses: $ 70 (gas and misc. /no car payment)

Utilities: $ 155 (comfort level billing)

Phone, cable, internet: $ 120

Food, entertainment: $  200

Clothing, household expenses $ 150

Credit / Personal Loans / Health: $ 300

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418262
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	-1.00%	Starting borrower rate/APR:	0.00% / 1.99%	Starting monthly payment:	$694.44

Auction yield range:	17.27% - -1.00%	Estimated loss impact:	17.80%
Lender servicing fee:	1.00%	Estimated return:	-18.80%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	2	First credit line:	Feb-1975	Debt/Income ratio:	Not calculated
Credit score:	760-780 (Jul-2009)	Current / open credit lines:	5 / 4	Employment status:	Not employed
Now delinquent:	0	Total credit lines:	22	Length of status:	0y 0m
Amount delinquent:	$0	Revolving credit balance:	$23,790	Stated income:	Not employed
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	96%
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	0

Screen name:	alluring-greenback	Borrower's state:	Illinois	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAY OFF CREDIT CARD
Purpose of loan:
This loan will be used to?pay off credit card

My financial situation:working for temp agency - income varies, currently between positions
I am a good candidate for this loan because?good credit rating, hard worker & prefer not to declare bankruptcy
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418264
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$5,000.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$226.18

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jul-1965	Debt/Income ratio:	35%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	1 / 1	Employment status:	Retired
Now delinquent:	0	Total credit lines:	30	Length of status:	8y 1m
Amount delinquent:	$0	Revolving credit balance:	$0	Stated income:	$25,000-$49,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	0%
Delinquencies in last 7y:	7	Homeownership:	No
Inquiries last 6m:	1

Screen name:	payout-spark	Borrower's state:	Texas	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF IRS
Purpose of loan:
This loan will be used to?Pay off IRS debt

My financial situation:
I am a good candidate for this loan because I alway take care of my debts. This one snuck up on me.

Monthly net income: $ 3325.

Monthly expenses: $
  Housing: $1695. (Retirement Community, all bills paid)
  Insurance: $0
  Car expenses: $619.
  Utilities: $ 00.
  Phone, cable, internet: $ 00.
  Food, entertainment: $ 200.
  Clothing, household expenses $ 00.
  Credit cards and other loans: $ 00.
  Other expenses: $ 100.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418268
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$113.09

Auction yield range:	17.27% - 34.00%	Estimated loss impact:	20.01%
Lender servicing fee:	1.00%	Estimated return:	13.99%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Apr-1977	Debt/Income ratio:	51%
Credit score:	660-680 (Jul-2009)	Current / open credit lines:	4 / 4	Employment status:	Retired
Now delinquent:	1	Total credit lines:	33	Length of status:	14y 6m
Amount delinquent:	$64	Revolving credit balance:	$4,033	Stated income:	$1-$24,999
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	87%
Delinquencies in last 7y:	11	Homeownership:	No
Inquiries last 6m:	1

Screen name:	special-social	Borrower's state:	NewYork	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
HELP ASSIST MY DAUGHTER
Purpose of loan:
This loan will be used to?assist my daughter in paying her rent.  Her roommate had to move out abruptly leaving her with a few bills unpaid, and trying to catch up paying her landlord.  Her landlord is very nice about it but we would like to help her.  My daughter is responsible, and she works at a very good job and before her roommate moved out she would help me and her father every month.  I am asking for this loan because I know I can and will pay it back.  Thank you

My financial situation:
I am a good candidate for this loan because?I am in good standing with the two credit cards I have.  I have never been late on any of my payments and I always pay more than I am expected to pay to cover the finance charges.  I take pride in my credit and I know that I will pay every penny back with no issues.

Monthly net income: $ 1200

Monthly expenses: $
  Housing: $ 0
  Insurance: $ 0
  Car expenses: $ 0
  Utilities: $ 0
  Phone, cable, internet: $ 24.99
  Food, entertainment: $ 75.00
  Clothing, household expenses $ 50.00
  Credit cards and other loans: $ 150.00
  Other expenses: $ tithes 120.00
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418280
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$7,000.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	17.27%	Starting borrower rate/APR:	18.27% / 20.48%	Starting monthly payment:	$254.02

Auction yield range:	14.27% - 17.27%	Estimated loss impact:	15.46%
Lender servicing fee:	1.00%	Estimated return:	1.81%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	7	First credit line:	Feb-1998	Debt/Income ratio:	28%
Credit score:	620-640 (Jul-2009)	Current / open credit lines:	11 / 7	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	24	Length of status:	0y 5m
Amount delinquent:	$0	Revolving credit balance:	$4,458	Occupation:	Analyst
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	69%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	5	Homeownership:	No
Inquiries last 6m:	0

Screen name:	invest2008	Borrower's state:	California	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	19 ( 100% )	620-640 (Latest)
Principal borrowed:	$11,000.00	< mo. late:	0 ( 0% )	620-640 (Oct-2008) 620-640 (Sep-2008) 640-660 (Nov-2007)
Principal balance:	$6,056.37	1+ mo. late:	0 ( 0% )
Total payments billed:	19
Description
HIGHLY RELIABLE DEBTOR
A fully employed MBA getting a CFA(2nd masters), with no late payments for the past 3 years and no defaults on any debts EVER is not high risk. You are getting an 18% return from a very low risk borrower. My credit report erroneously shows late payments to Citicorp over the past few months. This is due to faults with their record keeping database and they are making me jump through hoops to get this resolved. I have had to submit copies of the checks that they cashed over the past 8 months proving the fault to be theirs. My credit score prior to their messing with my score, was around 690 just a few months ago.  I'm clearly not high risk given my credit history. I finished graduate school and am working as a consultant at Toyota National Headquarters now and will probably be finding a better position as soon as I get my CFA Level 2 results next month. This is for debt consolidation. I'd also like to purchase a home soon, so I need to take good care of my credit.

Monthly net income:  $ 2800(after tax)

Monthly expenses:    Housing: $ 300  Insurance: $ 70  Car expenses: $ 200  Utilities: $ 50  Phone, cable, internet: $ 50  Food, entertainment: $ 300   Credit cards and other loans: $ 800

Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418284
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$25,000.00	Prosper Rating:	C
Term:	36 months	Estimated loss:	8.5%

Starting lender yield:	8.27%	Starting borrower rate/APR:	9.27% / 11.37%	Starting monthly payment:	$798.14

Auction yield range:	8.27% - 8.27%	Estimated loss impact:	8.66%
Lender servicing fee:	1.00%	Estimated return:	-0.39%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	4	First credit line:	Jul-1991	Debt/Income ratio:	30%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	12 / 12	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	30	Length of status:	3y 10m
Amount delinquent:	$0	Revolving credit balance:	$13,171	Occupation:	Other
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	48%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	2

Screen name:	asset-windmill	Borrower's state:	NewJersey	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
PAYING OFF CANCER MEDICAL BILLS
Purpose of loan:
This loan will be used to pay off accumulating bills for cancer treatment for my wife.

My financial situation:
I am a good candidate for this loan because I am a very hard-working, honest individual.  I never forget those that help me.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418286
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$3,500.00	Prosper Rating:	E
Term:	36 months	Estimated loss:	14.7%

Starting lender yield:	34.00%	Starting borrower rate/APR:	35.00% / 37.45%	Starting monthly payment:	$158.33

Auction yield range:	14.27% - 34.00%	Estimated loss impact:	16.27%
Lender servicing fee:	1.00%	Estimated return:	17.73%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	6	First credit line:	Sep-1995	Debt/Income ratio:	Not calculated
Credit score:	600-620 (Jul-2009)	Current / open credit lines:	11 / 11	Employment status:	Part-time employee
Now delinquent:	0	Total credit lines:	39	Length of status:	3y 0m
Amount delinquent:	$0	Revolving credit balance:	$5,625	Occupation:	Other
Public records last 12m / 10y:	0/ 1	Bankcard utilization:	84%	Stated income:	$0
Delinquencies in last 7y:	37	Homeownership:	No
Inquiries last 6m:	0

Screen name:	newstart123	Borrower's state:	Michigan	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	21 ( 100% )	600-620 (Latest)
Principal borrowed:	$2,000.00	< mo. late:	0 ( 0% )	600-620 (Apr-2008) 600-620 (Sep-2007)
Principal balance:	$811.89	1+ mo. late:	0 ( 0% )
Total payments billed:	21
Description
DEBT CONSOLIDATION AND BUSINESS USE
Purpose of loan:
 Hoping for somewhat lower interest rate , Needfor insurance business marketing and some billconsolidation.
My financial situation:
    The first Prosper loan has been a great help with the taxes and getting back on our feet. My situation has improved and looking for a lower interest rate We have a family of three with myself, wife , and daughter age 17.  We have no car payments currently and both cars are running well. Would like to payoff the first Prosper loan and get a better interest rate but can easily handle two Propser loans.  I have not missed a  Prosper payment.    Total household income is over $45000.  Monthly expenses: $1500  Housing: $ 421.00
  Insurance: $ 230.00
  Car expenses: $ 50.00
  Utilities: $ 125.00
  Phone, cable, internet: $ 140.00
  Food, entertainment: $ 220.00
  Clothing, household expenses $ 50.00
  Credit cards and other loans: $ 250.00   Other expenses: $ 50
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418290
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$4,000.00	Prosper Rating:	AA
Term:	36 months	Estimated loss:	0.6%

Starting lender yield:	8.50%	Starting borrower rate/APR:	9.50% / 11.60%	Starting monthly payment:	$128.13

Auction yield range:	3.27% - 8.50%	Estimated loss impact:	0.60%
Lender servicing fee:	1.00%	Estimated return:	7.90%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	10	First credit line:	Sep-1993	Debt/Income ratio:	9%
Credit score:	780-800 (Jul-2009)	Current / open credit lines:	10 / 10	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	43	Length of status:	13y 11m
Amount delinquent:	$0	Revolving credit balance:	$8,912	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	25%	Stated income:	$50,000-$74,999
Delinquencies in last 7y:	0	Homeownership:	Yes
Inquiries last 6m:	0

Screen name:	dinero-fiesta	Borrower's state:	Indiana	Borrower's group:	N/A
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Description
BUYING SOME PERSONAL ITEMS
Purpose of loan:
This loan will be used to purchase some personal items including musical equipment for my band and a few other things I need for my home.

My financial situation:
I am a good candidate for this loan because I have a very good credit history. I have very stable employment and I have the means to easily make the monthly payments for this loan. I have proven over decades that I am responsible, and I always carefully consider whether I feel I can afford it anytime I borrow.
Information in the Description is not verified.

Borrower Payment Dependent Notes Series 418298
The following information pertains to the borrower loan being requested, that corresponds to the series of Notes to be issued upon the funding of the borrower loan, in the event the listing receives commitments to purchase Notes in an aggregate amount of the requested loan.
Amount:	$2,500.00	Prosper Rating:	HR
Term:	36 months	Estimated loss:	18.0%

Starting lender yield:	31.70%	Starting borrower rate/APR:	32.70% / 35.12%	Starting monthly payment:	$109.86

Auction yield range:	17.27% - 31.70%	Estimated loss impact:	19.86%
Lender servicing fee:	1.00%	Estimated return:	11.84%
The Estimated Return is presented to help you evaluate this listing and set an appropriate minimum yield and bid amount. Estimated Return is the average annual expected return on funds invested in this loan and is calculated by subtracting the estimated impact of credit losses on the loan from the minimum yield. The estimated impact of credit losses is derived from the following components: The estimated average annualized loss rate based on the historical performance of Prosper loans for borrowers with similar characteristics, originated between Apr-01-2007 and Mar-31-2008, measured as of Mar-31-2009, and an adjustment for accrued interest not collected and late fees on defaulted loans. The Estimated Return presented above does not assume any early repayment by the borrower. The calculation of Estimated Return requires significant assumptions about the repayment of the loan and lenders should make their own judgments with respect to the accuracy of these assumptions. Actual performance may differ from estimated performance.
Borrower's Credit Profile
Prosper score:	5	First credit line:	Jan-2002	Debt/Income ratio:	33%
Credit score:	640-660 (Jul-2009)	Current / open credit lines:	18 / 16	Employment status:	Full-time employee
Now delinquent:	0	Total credit lines:	25	Length of status:	5y 10m
Amount delinquent:	$0	Revolving credit balance:	$7,134	Occupation:	Professional
Public records last 12m / 10y:	0/ 0	Bankcard utilization:	24%	Stated income:	$25,000-$49,999
Delinquencies in last 7y:	0	Homeownership:	No
Inquiries last 6m:	3

Screen name:	meowloki	Borrower's state:	Nebraska	Borrower's group:	440+ Supporting Lenders. Get FUNDED @ LOWER % than ANY group
Credit and homeownership information was obtained from borrower?s credit report and displayed without having been verified. Employment and income was provided by borrower and displayed without having been verified.
Prosper Activity
Loan history		Payment history		Credit score history
Active / total loans:	1 / 1	On-time:	13 ( 100% )	640-660 (Latest)
Principal borrowed:	$4,999.00	< mo. late:	0 ( 0% )	580-600 (May-2008)
Principal balance:	$3,740.26	1+ mo. late:	0 ( 0% )
Total payments billed:	13
Description
401K PAYOFF NEVER LATE ON PAYMENTS!
Purpose of loan:
This loan will be used to? Pay off my 401k loan,

My financial situation:
I am a good candidate for this loan because? I have already had one prosper loan that is in good standing. I will be using part of this to pay off the current Prosper loan that I allready have. I plan on paying this off within a 12month period. Thanks for you consideration :) I have been employed at the same job for almost 6 years. The credit inquires are due to a car dealership that "shot gunned" my credit, to find me the best rate so they say. One last thing 4500 of the revolving that shows on my credit is from a ring that I bought my fiance. We are getting married next march I will have that paid off then....

Monthly net income: $ 3000

Monthly expenses: $
  Housing: $ 400
  Insurance: $
  Car expenses: $ 350
  Utilities: $ 75
  Phone, cable, internet: $ 50
  Food, entertainment: $
  Clothing, household expenses $
  Credit cards and other loans: $
  Other expenses: $
Information in the Description is not verified.